UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04989

Exact name of registrant as specified in charter:	Voyageur Mutual Funds II

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2010

Item 1. Reports to Stockholders

Annual report

Delaware Tax-Free Arizona Fund

Delaware Tax-Free California Fund

Delaware Tax-Free Colorado Fund

Delaware Tax-Free Idaho Fund

Delaware Tax-Free New York Fund

August 31, 2010

Fixed income mutual funds

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund.

The figures in the annual report for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund prospectus contains this and other important information about the Funds. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund at www.delawareinvestments.com.

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Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Table of contents
Portfolio management review	1
Performance summaries	8
Disclosure of Fund expenses	23
Sector allocations	27
Statements of net assets	32
Statements of operations	72
Statements of changes in net assets	74
Financial highlights	84
Notes to financial statements	114
Report of independent registered
public accounting firm	128
Other Fund information	129
Board of trustees/directors and
officers addendum	130
About the organization	140

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2010, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2010 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware multiple state tax-free funds	September 7, 2010

Performance preview (for the year ended August 31, 2010)
Delaware Tax-Free Arizona Fund (Class A shares)	1-year return	+10.27%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+9.78%
Lipper Arizona Municipal Debt Funds Average	1-year return	+11.53%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free Arizona Fund, please see the table on page 8.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
The Lipper Arizona Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Arizona (double tax-exempt) or a city in Arizona (triple tax-exempt).

Delaware Tax-Free California Fund (Class A shares)	1-year return	+13.92%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+9.78%
Lipper California Municipal Debt Funds Average	1-year return	+11.99%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free California Fund, please see the table on page 11.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
The Lipper California Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt).

Delaware Tax-Free Colorado Fund (Class A shares)	1-year return	+10.74%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+9.78%
Lipper Colorado Municipal Debt Funds Average	1-year return	+10.15%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free Colorado Fund, please see the table on page 14.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
The Lipper Colorado Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Colorado (double tax-exempt) or a city in Colorado (triple tax-exempt).

Portfolio management review
Delaware multiple state tax-free funds

Delaware Tax-Free Idaho Fund (Class A shares)	1-year return	+9.44%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+9.78%
Lipper Other States Municipal Debt Funds Average	1-year return	+9.29%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free Idaho Fund, please see the table on page 17.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Delaware Tax-Free New York Fund (Class A shares)	1-year return	+11.02%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+9.78%
Lipper New York Municipal Debt Funds Average	1-year return	+10.67%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free New York Fund, please see the table on page 20.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
The Lipper New York Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt).

Economic environment

The Funds’ fiscal year, which ended Aug. 31, 2010, was one of continued economic challenges. When the period began, however, financial markets were bolstered by a broad-based sense of optimism about the economy:
  During the third quarter of 2009, the U.S. economy, as measured by gross domestic product (GDP), rose by an annualized 1.6%, marking the economy’s first quarterly expansion in more than a year.
  Growth in the fourth quarter of 2009 was even stronger. Annualized GDP expansion of 5.0% during those three months represented the fastest quarterly growth for the U.S. economy since early 2006.
  Source: U.S. Commerce Department.
As the reporting period progressed, however, indications began to mount that the U.S. economic environment was slowing once again. For example:
  Unemployment in the United States remained stubbornly high. The jobless rate peaked at 10.1% in October 2009 and finished the Funds’ fiscal period at a still-elevated 9.6%.
  (Source: U.S. Labor Department.)
  The rate of expansion in GDP decreased to 3.7% in the first three months of 2010, followed by a sluggish 1.6% in the year’s second quarter. This trend led some economists to worry about the potential for a “double-dip” recession. (Source: U.S. Commerce Department.)
  Investors focused their attention on the high levels of sovereign debt across the developed world (and particularly in Greece), fearing that reductions in government spending could exacerbate declining economic growth.
  The U.S. housing market, weighed down by significant foreclosure activity and declining sales, continued to struggle.
Encouragingly, inflation remained low throughout the reporting period, with the Consumer Price Index rising by just 1.2% for the 12 months ending July 31, 2010 (the most recent data available as this report was being prepared). With inflation well under control, the Federal Reserve Board (the Fed) kept its benchmark short-term interest rate under 1%, where it has stood since the depths of the financial crisis in late 2008. The low rates were part of the Fed’s ongoing effort to stimulate economic growth — an effort that included a program announced late in the period to buy significant quantities of U.S. government debt.

Economic environment by state

We believe the effect of Arizona’s housing downturn has been significant, leading to a recovery period that may be longer than that of most other states. The unemployment rate in July 2010 was 9.6%, slightly above the national rate of 9.5%, while Arizona’s personal income per capita is below the national level. In addition, revenues have declined here more than in most other states, and preliminary fiscal 2010 revenues are approximately 1% below estimates. Amid falling revenue, Arizona has turned to borrowing to cover its operating costs.

The state’s fiscal 2011 budget faces a gap of $3 billion. Measures intended to close the gap include expenditure cuts, deficit bonds, payment delays, fund shifts, and a one-cent per-dollar increase in the sales tax for three years. (Sources: www.bls.gov, Moody’s Investors Service.)

California’s unemployment rate as of July 2010 was 12.3%, well above the national rate of 9.5%. California enjoys a large, diverse, and wealthy economy that mirrors that of the nation. However, its progressive tax structure makes the state tax-revenue system vulnerable to small shifts in income levels at the high end. The state has been hard hit by the national housing slowdown, and while most housing indicators remain negative, there has been some improvement. (Sources: www.bls.gov, Controller Monthly Reports, Legislative Analyst’s Office.)

Colorado’s economy is arguably quite diverse, with below-average employment concentration in manufacturing and strength in a variety of service sectors. Its economic outlook is favorable, reflecting a growing population and workforce, relatively low costs of living and doing business, and a mix of technology and service industries. While nonfarm employment lagged the rest of the nation, the unemployment rate in July 2010 was 8.0%, well below the national rate of 9.5%. (Sources: www.bls.gov, Colorado Office of State Planning and Budgeting, Moody’s Investors Service.)

In Idaho, the unemployment rate as of July 2010 was 8.8%, below the national rate. Idaho’s economy has expanded and diversified in recent years. However, the state continues to have an above-average dependence on the natural resource sector. Idaho ended fiscal 2010 approximately $8 million short. However, this figure represented a marked improvement over estimates earlier this year, when the deficit appeared on track to exceed $50 million. The State Board of Examiners decided to handle the shortfall in a way that we believe should have little effect on most government agencies, by pulling

Portfolio management review
Delaware multiple state tax-free funds

money from the permanent building fund. (Sources: U.S. Labor Department, Idaho Division of Management, State of Idaho, Office of the State Controller.)

In New York, the unemployment rate in July 2010 was 8.2%. Job losses in the state have not been as severe as in the nation as a whole. However, employment figures themselves are not as meaningful here as they are in other states, due to New York’s high reliance on taxes paid by individuals in the financial services industry. The state has lost roughly 55,000 finance jobs in the recent economic downturn. Fiscal 2010 general fund receipts totaled $37.1 billion, representing a 2.3% decline from fiscal 2009. (Sources: U.S. Labor Department, New York Division of Budget, Moody’s Investors Service.)

Municipal bond market environment

While the sluggish economic backdrop hampered the U.S. equity market, the effect on the municipal market was relatively muted because of a favorable balance between supply and demand. Despite concerns about state and local government finances, tax-exempt bonds of all maturity lengths and credit-quality ratings gained ground throughout most of the reporting period.

Overall, investor demand for tax-exempt securities remained generally strong, driven in part by a growing expectation of higher income-tax rates in the future, while at the same time supply of municipal bonds became increasingly limited. A major factor behind this shift between supply and demand can be attributed to the introduction of the Build America Bond program, a feature of the February 2009 federal economic stimulus package. As a result of this program, many bond issues that traditionally would have come to market as tax-exempt municipal bonds were instead issued as taxable debt. This left far fewer new issues in the traditional tax-exempt municipal bond market, providing a very positive backdrop for the municipal bond asset class and driving the Funds’ returns throughout the fiscal period. (Source: Barclays Capital.)

Although all types of municipal bonds earned positive returns during the reporting period, those with longer maturity dates and lower credit ratings generally outperformed their shorter-maturity and higher-rated counterparts by a wide margin, as investors tended to favor longer-dated securities — despite their higher interest rate risk — for the potential to earn more income.

A similar situation occurred with regard to credit quality. Many investors increasingly exhibited a willingness to buy higher-yielding bonds, even if it meant taking on more credit risk.

Commitment to our longtime approach

In all five Funds profiled in this report, we continued to follow our basic investment philosophy and approach. We believe successful bond investing requires rigorous credit analysis. In our opinion, there is no substitute for thorough credit research. On a bond-by-bond basis, we scrutinize each security that the Funds hold — or consider holding. It is important to us to ensure our comfort level with a bond issue’s financial outlook and to feel confident that any risks are likely offset by the potential income the security provides. Through this strategy, we believe we can find opportunities that other investors with less experience and research diligence might overlook.

Our investment approach often leads us to an increased focus on bonds with credit ratings of BBB and A — which represent the lower tier of the investment grade bond universe — and a relative de-emphasis of higher-rated bonds, such as those rated AAA and AA. We generally feel that there tends to be an opportunity for us to obtain the most value for shareholders from the lower-rated types of investment grade municipal bonds.

As the Funds’ fiscal year progressed, our tactics for managing the Funds became more selective as credit spreads narrowed — meaning that the premium paid to investors for buying riskier, lower-rated bonds declined — and bond prices rose. As these trends continued and interest rates on municipal bonds fell during the period, many of the bonds the Funds already held offered considerably higher levels of income than bonds that became available during the reporting period. For example, the Funds had purchased a number of bonds at the peak of the financial crisis, when tax-exempt municipal bond yields were extremely high because of investors’ concerns about the solvency of bond issuers. Careful research allowed us to eventually get comfortable with the credit quality of these issues. As a result, we were able to add some highly rated municipal bonds paying yields that, at the end of the Funds’ fiscal year, were comparable to what lower-rated A and even some BBB securities were offering.

Because bonds in the marketplace were paying the lower prevailing yields, we felt it was important to look at potential new purchases with an even more discerning eye. It often made little sense to us to sell higher-yielding bonds already in the Funds’ portfolio holdings in favor of new bonds reflecting the lower-interest-rate environment. We often said throughout 2010 that new bonds had to “fight their way into the portfolio.” In other words, we had to feel confident that new bonds offered sufficient value opportunities relative to their potential risks.

When we did add new securities to the Funds’ portfolio holdings as a result of Fund inflows (to accommodate cash generated by maturing bonds, for instance) we continued to follow our “bottom-up” investment strategy, carefully evaluating each issuer to become familiar with its financial position and to assess whether the bond’s return potential was commensurate with the risks involved with holding the securities.

Market conditions in California periodically offered attractive but temporary buying opportunities. California was a prolific issuer of debt during the Fund’s fiscal year, as the state sought to manage its serious budget challenges. This gave us the opportunity to buy existing bonds at what we considered attractive prices. We took advantage of this situation twice during the fiscal year, and in both cases our willingness to invest against the grain was rewarded: we generated additional income within Delaware Tax-Free California Fund, and the bonds the team selected for purchase subsequently rose off of their depressed levels.

Notable sectors and securities

As we mentioned above, lower-rated bonds generally outperformed higher-rated issues throughout the majority of the Funds’ fiscal year. As a result, many of the individual bonds that made the strongest performance contributions across all five Funds were lower-rated issues. The best-performing sectors were often those with a significant amount of lower-rated bond issuance. In

Portfolio management review
Delaware multiple state tax-free funds

a favorable market environment for tax-exempt debt, even the worst performers tended to earn modestly positive returns. Generally speaking, the bonds that lagged the overall municipal market were those with higher credit ratings (meaning less credit risk) and shorter maturities (meaning less interest rate risk). With interest rates declining, municipal bond investors looked for ways to capture additional levels of income, leading them toward lower-rated, longer-dated bonds.

Within Delaware Tax-Free Colorado Fund and Delaware Tax-Free Arizona Fund, the best-performing group overall was industrial development revenue bonds, a sector that featured a number of securities benefiting from their lower credit ratings and relatively higher yields. The top contributors overall within Delaware Tax-Free California Fund included special-tax bonds, which are projects funded by a dedicated tax stream. The lease sector made the strongest performance contribution to total return within Delaware Tax-Free New York Fund, while utility bonds did the best as a group within Delaware Tax-Free Idaho Fund.

Across all five Funds, nearly all of the most notable individual performers were lower-rated bonds. Within Delaware Tax-Free Arizona Fund, for example, a Pima County Industrial Development Authority revenue bond for a charter school in Tucson was among the strongest performers. The bond, rated BBB- by S&P, benefited from its lower credit rating in an environment of increased risk tolerance.

Delaware Tax-Free Arizona Fund and Delaware Tax-Free Idaho Fund were supported by a Puerto Rico sales-tax bond. Bonds issued by U.S. territories are generally fully tax-exempt for residents of all 50 states. Territorial bonds can help provide valuable portfolio diversification, especially in Funds for smaller states such as Idaho, where it can be difficult to obtain a wide variety of securities. We were attracted to the relatively high yields offered by this bond, and felt confident about the territory’s financial situation. Of course, diversification may not protect against market risk.

Delaware Tax-Free Idaho Fund also benefited from BB-rated (by S&P) Idaho Housing and Finance Association charter school bonds. Despite these securities’ below-investment-grade credit rating, we were very comfortable with their credit quality and felt they offered favorable performance potential relative to their risk.

Topping the list of performers within Delaware Tax-Free California Fund were California Statewide Community Development Authority bonds for Valley Care Hospital, an unrated bond issue with a 2031 maturity date. Land-development district bonds issued by the Fremont Community Development District aided the Fund as well.

Delaware Tax-Free Colorado Fund saw strong results from its holdings in nonrated Colorado Health Facility for Christian Living Communities continuing care retirement community (CCRC) bonds. CCRCs are residential communities for seniors, ranging from independent-living to skilled-nursing-care facilities. In addition, Puerto Rico infrastructure bonds rated BBB+ by S&P with a maturity date of 2046 were among the strongest performers within the Fund.

The leading performers within Delaware Tax-Free New York Fund included industrial development revenue bonds issued on behalf of ARRIS, a communications technology company, and New York Industrial Authority bonds for Orange County Regional Medical Center.

As we mentioned, even the weakest-performing bonds across the Funds posted modestly positive results — an indication of the highly favorable market conditions enjoyed by municipal bond investors during the Funds’ fiscal year. The sector making the smallest contribution to total return across the Funds was prerefunded bonds. These bonds are short-maturity issues, and, because they are typically backed by U.S. Treasury bonds or other very high-quality securities, they are considered high in credit quality. In an environment in which investors preferred lower-quality to higher-quality bonds, and longer-dated to shorter-dated issues, prerefunded bonds were left behind.

Within Delaware Tax-Free Arizona Fund, for example, the weakest contributors included prerefunded University of Arizona bonds due in June 2021. Colorado Educational and Cultural Facility bonds for the University of Denver, due in March 2012, were among the weakest contributors within Delaware Tax-Free Colorado Fund; University of Idaho bonds coming due in April 2031 brought up the rear within Delaware Tax-Free Idaho Fund, while Albany Parking Authority bonds, scheduled to mature in July 2025, were among the weakest contributors within Delaware Tax-Free New York Fund.

Delaware Tax-Free California Fund was most hindered by California Community Development Authority multifamily housing bonds. Although these were not prerefunded bonds, these AAA-rated securities faced a near-term call date, so they lagged other bonds whose prices reflected a longer expected holding period.

Performance summaries
Delaware Tax-Free Arizona Fund	August 31, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Aug. 31, 2010
	1 year	5 years	10 years
Class A (Est. April 1, 1991)
Excluding sales charge	+10.27%	+4.48%	+5.19%
Including sales charge	+5.33%	+3.53%	+4.70%
Class B (Est. March 10, 1995)
Excluding sales charge	+9.35%	+3.68%	+4.56%
Including sales charge	+5.35%	+3.42%	+4.56%
Class C (Est. May 26, 1994)
Excluding sales charge	+9.43%	+3.71%	+4.42%
Including sales charge	+8.43%	+3.71%	+4.42%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during some of the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summaries” section of this report are found on pages 8 through 10.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, and C shares.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.91%	1.66%	1.66%
(without fee waivers)
Net expenses	0.91%	1.66%	1.66%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a

Performance summaries
Delaware Tax-Free Arizona Fund

Performance of a $10,000 investment

Average annual total returns from Aug. 31, 2000, through Aug. 31, 2010

For period beginning Aug. 31, 2000, through Aug. 31, 2010	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$17,400
Delaware Tax-Free Arizona Fund — Class A Shares	$9,550	$15,822

The chart assumes $10,000 invested in the Fund on Aug. 31, 2000, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summaries” section of this report, which includes pages 8 through 10.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 2000.

The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	VAZIX	928916204
Class B	DVABX	928928639
Class C	DVACX	928916501

Delaware Tax-Free California Fund	August 31, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Aug. 31, 2010
	1 year	5 years	10 years
Class A (Est. March 2, 1995)
Excluding sales charge	+13.92%	+4.42%	+5.66%
Including sales charge	+8.80%	+3.46%	+5.18%
Class B (Est. Aug. 23, 1995)
Excluding sales charge	+12.93%	+3.63%	+5.01%
Including sales charge	+8.93%	+3.37%	+5.01%
Class C (Est. April 9, 1996)
Excluding sales charge	+13.06%	+3.65%	+4.87%
Including sales charge	+12.06%	+3.65%	+4.87%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summaries” section of this report are found on pages 11 through 13.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, and C shares.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus.

Performance summaries
Delaware Tax-Free California Fund

Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has voluntarily agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses from exceeding 0.57% of the Fund’s average daily net assets. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.97%	1.72%	1.72%
(without fee waivers)
Net expenses	0.82%	1.57%	1.57%
(including fee waivers, if any)
Type of waiver	Voluntary	Voluntary	Voluntary

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 2000, through Aug. 31, 2010

For period beginning Aug. 31, 2000, through Aug. 31, 2010	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$17,400
Delaware Tax-Free California Fund — Class A Shares	$9,550	$16,543

The chart assumes $10,000 invested in the Fund on Aug. 31, 2000, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summaries” section of this report, which includes pages 11 through 13.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 2000.

The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	DVTAX	928928829
Class B	DVTFX	928928811
Class C	DVFTX	928928795

Performance summaries
Delaware Tax-Free Colorado Fund	August 31, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Aug. 31, 2010
	1 year	5 years	10 years
Class A (Est. April 23, 1987)
Excluding sales charge	+10.74%	+4.48%	+5.22%
Including sales charge	+5.75%	+3.52%	+4.74%
Class B (Est. March 22, 1995)
Excluding sales charge	+9.91%	+3.72%	+4.59%
Including sales charge	+5.91%	+3.46%	+4.59%
Class C (Est. May 6, 1994)
Excluding sales charge	+9.90%	+3.71%	+4.45%
Including sales charge	+8.90%	+3.71%	+4.45%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during some of the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summaries” section of this report are found on pages 14 through 16.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, and C shares.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00%

to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.95%	1.70%	1.70%
(without fee waivers)
Net expenses	0.95%	1.70%	1.70%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a

Performance summaries
Delaware Tax-Free Colorado Fund

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 2000, through Aug. 31, 2010

For period beginning Aug. 31, 2000, through Aug. 31, 2010	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$17,400
Delaware Tax-Free Colorado Fund — Class A Shares	$9,550	$15,870

The chart assumes $10,000 invested in the Fund on Aug. 31, 2000, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summaries” section of this report, which includes pages 14 through 16.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 2000.

The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	VCTFX	928920107
Class B	DVBTX	928928787
Class C	DVCTX	92907R101

Delaware Tax-Free Idaho Fund	August 31, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Aug. 31, 2010
	1 year	5 years	10 years
Class A (Est. Jan. 4, 1995)
Excluding sales charge	+9.44%	+4.80%	+5.51%
Including sales charge	+4.53%	+3.83%	+5.02%
Class B (Est. March 16, 1995)
Excluding sales charge	+8.64%	+4.03%	+4.87%
Including sales charge	+4.64%	+3.77%	+4.87%
Class C (Est. Jan. 11, 1995)
Excluding sales charge	+8.63%	+4.00%	+4.72%
Including sales charge	+7.63%	+4.00%	+4.72%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during some of the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summaries” section of this report are found on pages 17 through 19.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, and C shares.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus.

Performance summaries
Delaware Tax-Free Idaho Fund

Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.96%	1.71%	1.71%
(without fee waivers)
Net expenses	0.96%	1.71%	1.71%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 2000, through Aug. 31, 2010

For period beginning Aug. 31, 2000, through Aug. 31, 2010	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$17,400
Delaware Tax-Free Idaho Fund — Class A Shares	$9,550	$16,307

The chart assumes $10,000 invested in the Fund on Aug. 31, 2000, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summaries” section of this report, which includes pages 17 through 19.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 2000.

The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	VIDAX	928928704
Class B	DVTIX	928928746
Class C	DVICX	928928803

Performance summaries
Delaware Tax-Free New York Fund	August 31, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Aug. 31, 2010
	1 year	5 years	10 years
Class A (Est. Nov. 6, 1987)
Excluding sales charge	+11.02%	+5.02%	+5.84%
Including sales charge	+6.05%	+4.07%	+5.36%
Class B (Est. Nov. 14, 1994)
Excluding sales charge	+10.21%	+4.25%	+5.20%
Including sales charge	+6.21%	+3.99%	+5.20%
Class C (Est. April 26, 1995)
Excluding sales charge	+10.20%	+4.25%	+5.05%
Including sales charge	+9.20%	+4.25%	+5.05%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summaries” section of this report are found on pages 20 through 22.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, and C shares.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus.

Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has voluntarily agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses from exceeding 0.55% of the Fund’s average daily net assets. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	1.10%	1.85%	1.85%
(without fee waivers)
Net expenses	0.80%	1.55%	1.55%
(including fee waivers, if any)
Type of waiver	Voluntary	Voluntary	Voluntary

Performance summaries
Delaware Tax-Free New York Fund

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 2000, through Aug. 31, 2010

For period beginning Aug. 31, 2000, through Aug. 31, 2010	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$17,400
Delaware Tax-Free New York Fund — Class A Shares	$9,550	$16,832

The chart assumes $10,000 invested in the Fund on Aug. 31, 2000, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summaries” section of this report, which includes pages 20 through 22.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 2000.

The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	FTNYX	928928274
Class B	DVTNX	928928266
Class C	DVFNX	928928258

Disclosure of Fund expenses
For the six-month period March 1, 2010 to August 31, 2010

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2010 to August 31, 2010.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Delaware Tax-Free California Fund and Delaware Tax-Free New York Fund’s expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

Delaware Tax-Free Arizona Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/10	8/31/10	Expense Ratio	3/1/10 to 8/31/10*
Actual Fund return
Class A	$1,000.00	$1,057.50	0.91%	$4.72
Class B	1,000.00	1,052.60	1.66%	8.59
Class C	1,000.00	1,053.40	1.66%	8.59
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.62	0.91%	$4.63
Class B	1,000.00	1,016.84	1.66%	8.44
Class C	1,000.00	1,016.84	1.66%	8.44

Delaware Tax-Free California Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/10	8/31/10	Expense Ratio	3/1/10 to 8/31/10*
Actual Fund return
Class A	$1,000.00	$1,071.50	0.82%	$4.28
Class B	1,000.00	1,066.30	1.57%	8.18
Class C	1,000.00	1,067.40	1.57%	8.18
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.07	0.82%	$4.18
Class B	1,000.00	1,017.29	1.57%	7.98
Class C	1,000.00	1,017.29	1.57%	7.98

Delaware Tax-Free Colorado Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/10	8/31/10	Expense Ratio	3/1/10 to 8/31/10*
Actual Fund return
Class A	$1,000.00	$1,056.50	0.95%	$4.92
Class B	1,000.00	1,053.50	1.70%	8.80
Class C	1,000.00	1,053.40	1.70%	8.80
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.42	0.95%	$4.84
Class B	1,000.00	1,016.64	1.70%	8.64
Class C	1,000.00	1,016.64	1.70%	8.64

Delaware Tax-Free Idaho Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/10	8/31/10	Expense Ratio	3/1/10 to 8/31/10*
Actual Fund return
Class A	$1,000.00	$1,052.30	0.95%	$4.91
Class B	1,000.00	1,048.40	1.70%	8.78
Class C	1,000.00	1,048.40	1.70%	8.78
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.42	0.95%	$4.84
Class B	1,000.00	1,016.64	1.70%	8.64
Class C	1,000.00	1,016.64	1.70%	8.64

Disclosure of Fund expenses

Delaware Tax-Free New York Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/10	8/31/10	Expense Ratio	3/1/10 to 8/31/10*
Actual Fund return
Class A	$1,000.00	$1,057.50	0.80%	$4.15
Class B	1,000.00	1,053.70	1.55%	8.02
Class C	1,000.00	1,053.60	1.55%	8.02
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.17	0.80%	$4.08
Class B	1,000.00	1,017.39	1.55%	7.88
Class C	1,000.00	1,017.39	1.55%	7.88

*“Expenses Paid During Period” are equal to a Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Sector allocations
Delaware Tax-Free Arizona Fund	As of August 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	99.13%
Corporate Revenue Bonds	8.27%
Education Revenue Bonds	11.69%
Electric Revenue Bonds	8.17%
Healthcare Revenue Bonds	12.74%
Housing Revenue Bond	0.01%
Lease Revenue Bonds	10.58%
Local General Obligation Bonds	4.55%
Pre-Refunded Bonds	8.44%
Special Tax Revenue Bonds	13.51%
State & Territory General Obligation Bonds	6.38%
Transportation Revenue Bonds	6.67%
Water & Sewer Revenue Bonds	8.12%
Short-Term Investment	1.05%
Total Value of Securities	100.18%
Liabilities Net of Receivables and Other Assets	(0.18%)
Total Net Assets	100.00%

Sector allocations
Delaware Tax-Free California Fund	As of August 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	97.06%
Corporate Revenue Bonds	6.58%
Education Revenue Bonds	9.13%
Electric Revenue Bonds	6.65%
Healthcare Revenue Bonds	14.59%
Housing Revenue Bonds	6.61%
Lease Revenue Bonds	7.35%
Local General Obligation Bonds	5.88%
Pre-Refunded Bonds	3.83%
Resource Recovery Revenue Bond	1.17%
Special Tax Revenue Bonds	20.02%
State General Obligation Bonds	8.33%
Transportation Revenue Bonds	4.51%
Water & Sewer Revenue Bonds	2.41%
Short-Term Investments	1.59%
Total Value of Securities	98.65%
Receivables and Other Assets Net of Liabilities	1.35%
Total Net Assets	100.00%

Delaware Tax-Free Colorado Fund	As of August 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	98.63%
Corporate Revenue Bond	1.14%
Education Revenue Bonds	11.68%
Electric Revenue Bonds	8.51%
Healthcare Revenue Bonds	23.22%
Housing Revenue Bonds	2.10%
Lease Revenue Bonds	3.59%
Local General Obligation Bonds	13.38%
Pre-Refunded/Escrowed to Maturity Bonds	11.92%
Special Tax Revenue Bonds	10.52%
State & Territory General Obligation Bonds	5.78%
Transportation Revenue Bonds	4.49%
Water & Sewer Revenue Bonds	2.30%
Short-Term Investment	0.15%
Total Value of Securities	98.78%
Receivables and Other Assets Net of Liabilities	1.22%
Total Net Assets	100.00%

Sector allocations
Delaware Tax-Free Idaho Fund	As of August 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	98.42%
Corporate Revenue Bonds	3.43%
Education Revenue Bonds	10.95%
Electric Revenue Bonds	5.85%
Healthcare Revenue Bonds	3.62%
Housing Revenue Bonds	5.97%
Lease Revenue Bonds	3.12%
Local General Obligation Bonds	20.04%
Pre-Refunded Bonds	12.29%
Special Tax Revenue Bonds	17.27%
State General Obligation Bonds	6.41%
Transportation Revenue Bonds	7.06%
Water & Sewer Revenue Bonds	2.41%
Short-Term Investments	2.11%
Total Value of Securities	100.53%
Liabilities Net of Receivables and Other Assets	(0.53%)
Total Net Assets	100.00%

Delaware Tax-Free New York Fund	As of August 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	95.94%
Corporate Revenue Bonds	6.47%
Education Revenue Bonds	23.75%
Electric Revenue Bonds	5.44%
Healthcare Revenue Bonds	8.89%
Housing Revenue Bonds	1.48%
Lease Revenue Bonds	8.45%
Local General Obligation Bonds	3.56%
Pre-Refunded Bonds	4.44%
Special Tax Revenue Bonds	19.77%
State & Territory General Obligation Bonds	4.50%
Transportation Revenue Bonds	6.69%
Water & Sewer Revenue Bonds	2.50%
Short-Term Investments	2.31%
Total Value of Securities	98.25%
Receivables and Other Assets Net of Liabilities	1.75%
Total Net Assets	100.00%

Statements of net assets
Delaware Tax-Free Arizona Fund	August 31, 2010

	Principal amount	Value
Municipal Bonds – 99.13%
Corporate Revenue Bonds – 8.27%
Maricopa County Pollution Control (Palo Verde Project)
Series A 5.05% 5/1/29 (AMBAC)	$2,000,000	$2,000,060
•Series B 5.20% 6/1/43	1,500,000	1,562,775
• Navajo County Pollution Control Revenue
(Arizona Public Services-Cholla)
Series D 5.75% 6/1/34	1,500,000	1,626,570
Pima County Industrial Development Authority Pollution
Control Revenue (Tucson Electric Power-San Juan)
5.75% 9/1/29	750,000	776,805
Series A 4.95% 10/1/20	1,500,000	1,592,925
Puerto Rico Port Authority Revenue (American Airlines)
Series A 6.25% 6/1/26	1,115,000	956,949
Salt Verde Financial Corporation, Senior Gas Revenue
5.00% 12/1/37	1,395,000	1,331,039
		9,847,123
Education Revenue Bonds – 11.69%
Arizona Board of Regents
University of Arizona System Revenue Series A
5.00% 6/1/21	1,255,000	1,457,770
5.00% 6/1/39	1,500,000	1,595,490
Arizona Health Facilities Authority Healthcare Education
Revenue (Kirksville College)
5.125% 1/1/30	1,500,000	1,538,505
Arizona State University Certificates of Participation
(Research Infrastructure Project)
5.00% 9/1/30 (AMBAC)	2,000,000	2,055,380
Arizona State University Energy Management Revenue
(Arizona State University-Tempe Campus II Project)
4.50% 7/1/24	1,385,000	1,476,382
Energy Management Services Conservation Revenue
(Arizona State University-Main Campus Project)
5.25% 7/1/17 (NATL-RE)	1,500,000	1,614,510
Glendale Industrial Development Authority Revenue
(Midwestern University) 5.125% 5/15/40	1,200,000	1,228,956
Pima County Industrial Development Authority Educational
Revenue (Tucson Country Day School Project)
5.00% 6/1/37	1,000,000	833,940

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
South Campus Group Student Housing Revenue
(Arizona State University-South Campus Project)
5.625% 9/1/35 (NATL-RE)	$1,000,000	$1,016,520
Tucson Industrial Development Authority Lease Revenue
(University of Arizona-Marshall Foundation)
Series A 5.00% 7/15/27 (AMBAC)	1,000,000	1,016,100
University of Arizona Certificates of Participation
(University of Arizona Project)
Series A 5.125% 6/1/21 (AMBAC)	85,000	90,595
		13,924,148
Electric Revenue Bonds – 8.17%
Mesa Utilities System Revenue 5.00% 7/1/18 (NATL-RE) (FGIC)	2,150,000	2,563,875
Puerto Rico Electric Power Authority Revenue
Series WW 5.00% 7/1/28	1,430,000	1,500,742
Series WW 5.50% 7/1/38	600,000	635,952
Series XX 5.25% 7/1/40	1,250,000	1,310,588
Series ZZ 5.25% 7/1/26	1,500,000	1,653,690
Salt River Project Agricultural Improvement &
Power District Electric System Revenue Series B
5.00% 1/1/31 (NATL-RE) (IBC)	2,000,000	2,067,240
		9,732,087
Healthcare Revenue Bonds – 12.74%
Arizona Health Facilities Authority Revenue
(Catholic Healthcare West) Series D 5.00% 7/1/28	1,500,000	1,540,860
Glendale Industrial Development Authority Hospital
Revenue (John C. Lincoln Health) 5.00% 12/1/42	2,500,000	2,369,700
Maricopa County Industrial Development Authority
Health Facilities Revenue
(Catholic Healthcare West) Series A
5.50% 7/1/26	1,000,000	1,040,320
6.00% 7/1/39	2,500,000	2,713,725
Scottsdale Industrial Development Authority
Hospital Revenue (Scottsdale Healthcare)
Series A 5.25% 9/1/30	1,250,000	1,274,275
University Medical Center Hospital Revenue
5.00% 7/1/35	1,500,000	1,466,505
6.50% 7/1/39	2,500,000	2,740,625

Statements of net assets
Delaware Tax-Free Arizona Fund

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Yavapai County Industrial Development Authority
Revenue (Yavapai Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)	$2,000,000	$2,036,120
		15,182,130
Housing Revenue Bond – 0.01%
Pima County Industrial Development Authority
Single Family Housing Revenue Series A-1
6.125% 11/1/33 (GNMA) (FNMA) (FHLMC) (AMT)	15,000	15,016
		15,016
Lease Revenue Bonds – 10.58%
Arizona Game & Fish Department &
Community Beneficial Interest Certificates
(Administration Building Project) 5.00% 7/1/32	1,300,000	1,330,602
Arizona State Certificates of Participation Department
Administration Series A 5.25% 10/1/25 (AGM)	1,500,000	1,666,920
Marana Municipal Property Facilities Revenue
5.00% 7/1/28 (AMBAC)	575,000	597,339
Maricopa County Industrial Development Authority
Correctional Contract Revenue (Phoenix West Prison)
Series B 5.375% 7/1/22 (ACA)	1,000,000	1,006,590
Phoenix Industrial Development Authority Lease
Revenue (Capitol Mall II, LLC Project)
5.00% 9/15/28 (AMBAC)	2,000,000	2,018,820
Pima County Industrial Development Authority Lease
Revenue Metro Police Facility (Nevada Project) Series A
5.25% 7/1/31	1,500,000	1,595,775
5.375% 7/1/39	1,500,000	1,582,395
Pinal County Certificates of Participation 5.00% 12/1/29	1,300,000	1,313,780
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities) Series D
5.25% 7/1/27	470,000	475,527
University of Arizona Certificates of Participation
(University of Arizona Project)
Series B 5.00% 6/1/31 (AMBAC)	1,000,000	1,016,090
		12,603,838

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds – 4.55%
Coconino & Yavapai Counties Joint Unified School
District #9 (Sedona Oak Creek Project of 2007)
Series A 4.50% 7/1/18 (AGM)	$1,520,000	$1,810,000
Series B 5.375% 7/1/28	1,350,000	1,504,994
DC Ranch Community Facilities 5.00% 7/15/27 (AMBAC)	1,000,000	1,008,850
• Gila County Unified School District #10
(Payson School Improvement Project of 2006) Series A
5.25% 7/1/27 (AMBAC)	1,000,000	1,090,890
		5,414,734
§Pre-Refunded Bonds – 8.44%
Phoenix Variable Purpose Series B 5.00% 7/1/27-12	2,435,000	2,518,715
Pinal County Certificates of Participation
5.125% 6/1/21-11 (AMBAC)	2,000,000	2,092,420
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue Series K
5.00% 7/1/35-15	750,000	893,348
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities) Series I
5.25% 7/1/33-14	5,000	5,839
Southern Arizona Capital Facilities Finance Revenue
(University of Arizona Project)
5.10% 9/1/33-12 (NATL-RE)	3,250,000	3,557,255
University of Arizona Certificates of Participation
(University of Arizona Project) Series A
5.125% 6/1/21-12 (AMBAC)	915,000	989,170
		10,056,747
Special Tax Revenue Bonds – 13.51%
Arizona Tourism & Sports Authority Tax Revenue
(Multipurpose Stadium Facilities) Series A
5.00% 7/1/28 (NATL-RE)	1,345,000	1,364,234
Flagstaff Aspen Place Sawmill Improvement District
Revenue 5.00% 1/1/32	1,350,000	1,350,864
Gilbert Public Facilities Municipal Property
Revenue 5.00% 7/1/25	1,250,000	1,385,338
Marana Tangerine Farm Road Improvement District
Revenue 4.60% 1/1/26	924,000	915,924
Mesa Street & Highway Revenue 5.00% 7/1/20 (AGM)	1,000,000	1,181,800

Statements of net assets
Delaware Tax-Free Arizona Fund

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Peoria Municipal Development Authority Transition
Sales Tax, Excise Tax & State Shared Revenue
(Senior Lien & Subordinated Lien) 4.50% 1/1/16	$1,000,000	$1,138,610
Phoenix Civic Improvement Transition Excise Tax Revenue
(Light Rail Project) 5.00% 7/1/20 (AMBAC)	1,570,000	1,744,458
Puerto Rico Commonwealth Infrastructure Financing
Authority Special Tax Revenue
Series C 5.50% 7/1/25 (AMBAC)	1,955,000	2,185,084
Puerto Rico Sales Tax Financing Corporation
Revenue First Subordinate
ΩCapital Appreciation Series A 6.75% 8/1/32	3,045,000	2,631,367
Series A 5.75% 8/1/37	1,190,000	1,275,632
Series C 6.00% 8/1/39	835,000	924,403
		16,097,714
State & Territory General Obligation Bonds – 6.38%
Guam Government Series A
6.75% 11/15/29	115,000	126,747
7.00% 11/15/39	1,250,000	1,399,900
Puerto Rico Commonwealth Public Improvement
Series A 5.50% 7/1/19	1,300,000	1,473,316
Series C 6.00% 7/1/39	1,010,000	1,096,345
Un-Refunded Balance Series A
5.125% 7/1/30 (AGM)	480,000	483,216
5.125% 7/1/31	2,000,000	2,009,180
Virgin Islands Public Finance Authority Revenue
(Gross Receipts Taxes Loan Note) 5.00% 10/1/31 (ACA)	1,000,000	1,012,840
		7,601,544
Transportation Revenue Bonds – 6.67%
Arizona State Transportation Board Grant Anticipation
Notes Series A 5.00% 7/1/14	1,250,000	1,447,538
Arizona State Transportation Board Highway
Revenue Subordinated Series A 5.00% 7/1/23	1,000,000	1,120,760
Phoenix Civic Improvement Airport Revenue
(Junior Lien) Series A 5.25% 7/1/33	1,250,000	1,340,188
(Senior Lien) Series B
5.25% 7/1/27 (NATL-RE) (FGIC) (AMT)	1,000,000	1,015,370
5.25% 7/1/32 (NATL-RE) (FGIC) (AMT)	3,000,000	3,025,559
		7,949,415

	Principal amount	Value
Municipal Bonds (continued)
Water & Sewer Revenue Bonds – 8.12%
Phoenix Civic Improvement Corporation
Waste System Revenue (Junior Lien)
5.00% 7/1/26 (NATL-RE) (FGIC)	$3,750,000	$3,933,750
Phoenix Civic Improvement Wastewater Corporation
Systems Revenue (Junior Lien)
5.00% 7/1/19 (NATL-RE)	2,750,000	3,217,885
Refunding 5.00% 7/1/24 (NATL-RE) (FGIC)	1,000,000	1,030,800
Scottsdale Water & Sewer Revenue 5.25% 7/1/22	1,150,000	1,488,595
		9,671,030
Total Municipal Bonds (cost $110,512,406)		118,095,526

	Number of shares
Short-Term Investment – 1.05%
Money Market Instrument – 1.05%
Federated Arizona Municipal Cash Trust	1,245,703	1,245,703
Total Short-Term Investment (cost $1,245,703)		1,245,703

Total Value of Securities – 100.18%
(cost $111,758,109)		119,341,229
Liabilities Net of Receivables and
Other Assets – (0.18%)		(214,757)
Net Assets Applicable to 10,131,602
Shares Outstanding – 100.00%		$119,126,472

Net Asset Value – Delaware Tax-Free Arizona Fund
Class A ($108,213,691 / 9,205,300 Shares)		$11.76
Net Asset Value – Delaware Tax-Free Arizona Fund
Class B ($2,917,187 / 247,972 Shares)		$11.76
Net Asset Value – Delaware Tax-Free Arizona Fund
Class C ($7,995,594 / 678,330 Shares)		$11.79

Components of Net Assets at August 31, 2010:
Shares of beneficial interest (unlimited authorization – no par)		$111,486,795
Undistributed net investment income		26,196
Accumulated net realized gain on investments		30,361
Net unrealized appreciation of investments		7,583,120
Total net assets		$119,126,472

Statements of net assets
Delaware Tax-Free Arizona Fund

•	Variable rate security. The rate shown is the rate as of August 31, 2010. Interest rates reset periodically.
§	Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of abbreviations:
ACA — Insured by American Capital Access
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FHLMC — Insured by the Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association collateral
GNMA — Government National Mortgage Association collateral
IBC — Insured by Integrity Building Corporation
NATL-RE — Insured by the National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Arizona Fund
Net asset value Class A (A)	$11.76
Sales charge (4.50% of offering price) (B)	0.55
Offering price	$12.31

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

Delaware Tax-Free California Fund	August 31, 2010

	Principal amount	Value
Municipal Bonds – 97.06%
Corporate Revenue Bonds – 6.58%
California Pollution Control Financing Authority
Environmental I Municipal Revenue
•(BP West Coast Products, LLC) 2.60% 12/1/46	$500,000	$489,495
# California Pollution Control Financing Authority Water
Facilities Revenue (American Water Capital Project)
144A 5.25% 8/1/40	1,000,000	1,019,320
Chula Vista Industrial Development Revenue
(San Diego Gas & Electric) Series D 5.875% 1/1/34	1,000,000	1,131,690
Golden State Tobacco Securitization Corporate
Settlement Revenue (Asset-Backed Senior Notes)
Series A-1 5.75% 6/1/47	2,000,000	1,498,140
M-S-R Energy Authority Gas Revenue Series A 6.50% 11/1/39	1,000,000	1,165,470
Puerto Rico Ports Authority Special Facilities Revenue
(American Airlines) Series A 6.30% 6/1/23 (AMT)	825,000	724,218
		6,028,333
Education Revenue Bonds – 9.13%
California Educational Facilities Authority Revenue
(University of the Pacific) 5.50% 11/1/39	1,000,000	1,041,560
(Woodbury University) 5.00% 1/1/36	1,000,000	935,900
California Municipal Finance Authority Educational
Revenue (American Heritage Foundation Project)
Series A 5.25% 6/1/36	1,000,000	923,070
California Statewide Communities Development Authority Revenue
(California Baptist University Project) Series A 5.50% 11/1/38	1,000,000	870,290
(Viewpoint School Project) 5.75% 10/1/33 (ACA)	1,000,000	991,110
California Statewide Communities Development Authority
School Facility Revenue (Aspire Public Schools Project)
6.00% 7/1/40	1,000,000	1,022,920
California Statewide Communities Development Authority
Student Housing Revenue (East Campus Apartments, LLC)
Series A 5.625% 8/1/34 (ACA)	1,000,000	1,001,110
San Diego County Certificates of Participation
(University of San Diego) 5.375% 10/1/41	1,000,000	1,004,120
University of California Revenue (Multiple Purpose Projects)
Series L 5.00% 5/15/19	500,000	580,275
		8,370,355

Statements of net assets
Delaware Tax-Free California Fund

	Principal amount	Value
Municipal Bonds (continued)
Electric Revenue Bonds – 6.65%
Chino Basin Regional Financing Authority Revenue
Series A 5.00% 11/1/24 (AMBAC)	$845,000	$928,055
Puerto Rico Electric Power Authority Revenue
Series WW 5.50% 7/1/38	400,000	423,968
Series XX 5.75% 7/1/36	1,000,000	1,085,950
Southern California Public Power Authority Revenue
(Transmission Project) Series A 5.00% 7/1/22	1,000,000	1,152,600
Turlock Irrigation District Revenue Series A 5.00% 1/1/30	1,335,000	1,428,397
Vernon Electric System Revenue Series A 5.125% 8/1/21	1,000,000	1,081,850
		6,100,820
Healthcare Revenue Bonds – 14.59%
Association Bay Area Governments Finance Authority
for California Nonprofit Corporations
(San Diego Hospital Association) Series A 6.125% 8/15/20	1,155,000	1,176,263
(Sharp Health Care) Series B 6.25% 8/1/39	1,000,000	1,131,250
California Health Facilities Financing Authority Revenue
(Catholic Health Care West)
Series A 6.00% 7/1/39	1,000,000	1,104,430
Series E 5.625% 7/1/25	1,000,000	1,104,970
Series G 5.25% 7/1/23	1,000,000	1,045,230
(Children’s Hospital Orange County) Series A 6.50% 11/1/38	1,000,000	1,089,940
(St. Joseph Health System) Series A 5.75% 7/1/39	1,000,000	1,075,120
(The Episcopal Home) Series A 5.30% 2/1/32 (RADIAN)	1,000,000	1,002,720
California Infrastructure & Economic Development Bank
Revenue (Kaiser Hospital Associates I, LLC)
Series A 5.55% 8/1/31	1,000,000	1,022,870
California Municipal Finance Authority Revenue
(Eisenhower Medical Center) Series A 5.75% 7/1/40	1,000,000	1,025,580
California Statewide Communities Development Authority Revenue
(Kaiser Performance) Series A 5.00% 4/1/19	1,000,000	1,139,370
(Southern California Senior Living) 7.25% 11/15/41	500,000	557,515
(Valleycare Health Systems) Series A 5.125% 7/15/31	1,000,000	899,850
		13,375,108
Housing Revenue Bonds – 6.61%
California Housing Finance Agency Revenue (Home Mortgage)
Series K 5.30% 8/1/23 (AMT)	1,000,000	1,002,250
Series M 5.95% 8/1/25 (AMT)	990,000	1,049,529

		Principal amount	Value
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
	California Statewide Communities Development
	Multifamily Housing Authority Revenue
	(Citrus Gardens Apartments) Series D-1 5.375% 7/1/32	$1,000,000	$979,170
	•(Silver Ridge Apartments) Series H 5.80% 8/1/33 (FNMA) (AMT)	1,000,000	1,026,560
	Palm Springs Mobile Home Park Revenue
	(Sahara Mobile Home Park) Series A 5.75% 5/15/37	1,000,000	1,003,540
	Santa Clara County Multifamily Housing Authority Revenue
	(Rivertown Apartments Project) Series A 5.85% 8/1/31 (AMT)	1,000,000	1,003,290
			6,064,339
Lease Revenue Bonds – 7.35%
	California State Public Works Board Lease Revenue
	(General Services) Series A 6.25% 4/1/34	1,000,000	1,091,060
	Elsinore Valley Municipal Water District Certificates of
	Participation Series A 5.00% 7/1/24 (BHAC)	1,000,000	1,127,130
	Franklin-McKinley School District Certificates of Participation
	(Financing Project) Series B 5.00% 9/1/27 (AMBAC)	1,060,000	1,087,125
	Puerto Rico Public Buildings Authority Revenue (Guaranteed
	Government Facilities) Series M-2 5.50% 7/1/35 (AMBAC)	700,000	764,386
	San Diego Public Facilities Financing Authority Lease
	Revenue (Master Project) Series A 5.25% 3/1/40	1,000,000	1,019,880
	San Mateo Joint Powers Financing Authority Lease
	Revenue (Capital Projects) Series A 5.25% 7/15/26	1,000,000	1,131,080
Ω	San Mateo Unified High School District Certificates of
	Participation Capital Appreciation (Partnership Phase I
	Projects) Series B 5.00% 12/15/43 (AMBAC)	1,000,000	513,500
			6,734,161
Local General Obligation Bonds – 5.88%
^	Anaheim School District Election 2002 4.58% 8/1/25 (NATL-RE)	1,000,000	442,320
	Central Unified School District Election 2008
	Series A 5.625% 8/1/33 (ASSURED GTY)	1,000,000	1,110,140
	Fairfield-Suisun Unified School District Election 2002
	5.50% 8/1/28 (NATL-RE)	500,000	546,590
	Grossmont Union High School District Election 2004
	5.00% 8/1/23 (NATL-RE)	1,000,000	1,080,700
	Santa Barbara Community College District Election 2008
	Series A 5.25% 8/1/33	1,000,000	1,085,130
	Sierra Joint Community College Improvement District #2
	(Western Nevada) Series A 5.25% 8/1/21 (BHAC) (FGIC)	1,000,000	1,128,680
			5,393,560

Statements of net assets
Delaware Tax-Free California Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds – 3.83%
California Department of Water Resources (Central Valley
Project) Series X 5.00% 12/1/29-12 (NATL-RE) (FGIC)	$5,000	$5,517
Commerce Joint Powers Financing Authority
Revenue (Redevelopment Projects)
Series A 5.00% 8/1/28-13 (RADIAN)	60,000	67,885
Golden State Tobacco Securitization
Corporation Settlement Revenue
(Asset-Backed Senior Notes) Series B
5.50% 6/1/43-13 (RADIAN)	1,000,000	1,133,670
5.625% 6/1/33-13	1,000,000	1,137,080
Port Oakland Revenue Series L 5.375% 11/1/27-12
(NATL-RE) (FGIC) (AMT)	110,000	121,814
• Puerto Rico Sales Tax Financing Corporation Revenue
(First Subordinate) Series A 5.00% 8/1/39-11	1,000,000	1,043,700
		3,509,666
Resource Recovery Revenue Bond – 1.17%
South Bayside Waste Management Authority Revenue
(Shoreway Environmental Center) Series A 6.00% 9/1/36	1,000,000	1,068,400
		1,068,400
Special Tax Revenue Bonds – 20.02%
California State Economic Recovery Refunding
Series A 5.25% 7/1/21	1,000,000	1,198,740
Commerce Joint Powers Financing Authority Revenue
(Redevelopment Projects) Un-Refunded Balance
Series A 5.00% 8/1/28 (RADIAN)	940,000	883,769
Fremont Community Facilities District #1 (Special Tax Pacific
Commons) 5.375% 9/1/36	1,000,000	985,540
Glendale Redevelopment Agency Tax Allocation Revenue
(Central Glendale Redevelopment Project) 5.50% 12/1/24	1,000,000	1,039,250
Lake Elsinore Public Financing Authority Tax Allocation
Series A 5.50% 9/1/30	1,000,000	1,000,160
Lammersville School District Community Facilities
District #2002 (Mountain House) 5.125% 9/1/35	500,000	440,780
Lancaster Redevelopment Agency Tax Allocation Revenue
(Combined Redevelopment Project Areas) 6.875% 8/1/39	500,000	571,205
@ Modesto Special Tax Community Facilities
District #04-1 (Village 2) 5.15% 9/1/36	1,000,000	795,920

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Poway Redevelopment Agency Tax Allocation Revenue
5.75% 6/15/33 (NATL-RE)	$270,000	$272,128
Poway Unified School District Community Facilities District #1
Special Tax Refunding 5.00% 10/1/17 (AGM)	1,000,000	1,187,180
Puerto Rico Sales Tax Financing Corporation
Revenue First Subordinate
ΩCapital Appreciation Series A 6.75% 8/1/32	2,040,000	1,762,886
Series A 5.25% 8/1/27	1,000,000	1,088,250
Series A 5.75% 8/1/37	790,000	846,848
Series C 6.00% 8/1/39	700,000	774,949
Riverside County Redevelopment Agency Tax Allocation
Housing Series A 6.00% 10/1/39	1,000,000	1,041,000
Roseville Westpark Special Tax Public Community Facilities
District #1 5.25% 9/1/37	500,000	434,600
San Bernardino County Special Tax Community Facilities
District #2002-1 5.90% 9/1/33	2,000,000	1,982,620
San Diego Redevelopment Agency Tax Allocation Revenue
(Naval Training Center) Series A 5.75% 9/1/40	1,000,000	1,019,030
Virgin Islands Public Finance Authority Revenue (Senior
Lien-Matching Fund Loan Note) Series A 5.00% 10/1/29	1,000,000	1,032,760
		18,357,615
State General Obligation Bonds – 8.33%
California State Various Purposes
5.25% 3/1/30	1,000,000	1,065,020
6.00% 3/1/33	1,000,000	1,141,920
6.00% 4/1/38	515,000	575,111
Guam Government Series A 6.75% 11/15/29	1,755,000	1,934,273
Puerto Rico Commonwealth Government Development Bank
Senior Notes Series B 5.00% 12/1/15	1,000,000	1,089,540
Puerto Rico Commonwealth Public Improvement
Series A 5.25% 7/1/15	1,000,000	1,098,410
Series C 6.00% 7/1/39	675,000	732,706
		7,636,980
Transportation Revenue Bonds – 4.51%
Bay Area Toll Bridge Authority Revenue
(San Francisco Bay Area) Series F-1 5.625% 4/1/44	1,000,000	1,126,710
Port Oakland Revenue Series L 5.375% 11/1/27
(NATL-RE) (FGIC) (AMT)	890,000	900,075

Statements of net assets
Delaware Tax-Free California Fund

	Principal amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Sacramento County Airport Services Revenue (PFC/Grant)
Series C 6.00% 7/1/41	$1,000,000	$1,100,110
San Diego Redevelopment Agency (Centre City Redevelopment
Project) Series A 6.40% 9/1/25	1,000,000	1,005,420
		4,132,315
Water & Sewer Revenue Bonds – 2.41%
California Department of Water Resources Systems Revenue
(Central Valley Project)
Series A 5.00% 12/1/24	1,000,000	1,146,800
Un-Refunded Balance Series X 5.00% 12/1/29 (NATL-RE) (FGIC)	995,000	1,064,779
		2,211,579
Total Municipal Bonds (cost $84,612,164)		88,983,231

	Number of shares
Short-Term Investments – 1.59%
Money Market Instrument – 0.50%
Federated California Municipal Cash Trust	460,608	460,608
		460,608

	Principal amount
•Variable Rate Demand Note – 1.09%
California State Various (Kindergarten-B1) 0.25% 5/1/34	$1,000,000	1,000,000
		1,000,000
Total Short-Term Investments (cost $1,460,608)		1,460,608
Total Value of Securities – 98.65% (cost $86,072,772)		90,443,839
Receivables and Other Assets
Net of Liabilities – 1.35%		1,237,744
Net Assets Applicable to 7,923,210
Shares Outstanding – 100.00%		$91,681,583

Net Asset Value – Delaware Tax-Free California Fund
Class A ($72,901,567 / 6,302,934 Shares)	$11.57
Net Asset Value – Delaware Tax-Free California Fund
Class B ($3,254,299 / 280,193 Shares)	$11.61
Net Asset Value – Delaware Tax-Free California Fund
Class C ($15,525,717 / 1,340,083 Shares)	$11.59

Components of Net Assets at August 31, 2010:
Shares of beneficial interest (unlimited authorization – no par)	$87,796,897
Undistributed net investment income	18,763
Accumulated net realized loss on investments	(505,144)
Net unrealized appreciation of investments	4,371,067
Total net assets	$91,681,583

•	Variable rate security. The rate shown is the rate as of August 31, 2010. Interest rates reset periodically.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2010, the aggregate amount of Rule 144A securities was $1,019,320, which represented 1.11% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
§	Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”
@	Illiquid security. At August 31, 2010, the aggregate amount of illiquid securities was $795,920, which represented 0.87% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

Statements of net assets
Delaware Tax-Free California Fund

Summary of abbreviations:
ACA — Insured by American Capital Access
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by the Assured Guaranty Corporation
BHAC — Insured by the Berkshire Hathaway Assurance Company
FGIC — Insured by the Financial Guaranty Insurance Company
FNMA — Federal National Mortgage Association collateral
NATL-RE — Insured by the National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free California Fund
Net asset value Class A (A)	$11.57
Sales charge (4.50% of offering price) (B)	0.55
Offering price	$12.12

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

Delaware Tax-Free Colorado Fund	August 31, 2010
	Principal amount	Value
Municipal Bonds – 98.63%
Corporate Revenue Bond – 1.14%
Public Authority Energy National Gas Purpose
Revenue Series 2008 6.50% 11/15/38	$2,500,000	$2,903,750
		2,903,750
Education Revenue Bonds – 11.68%
Boulder County Development Revenue
(University Corporation for Atmospheric Research)
5.00% 9/1/33 (NATL-RE)	1,000,000	1,010,030
5.00% 9/1/35 (AMBAC)	1,000,000	1,019,220
Colorado Educational & Cultural Facilities
Authority Revenue
(Charter School Project) 5.50% 5/1/36 (XLCA)	2,280,000	2,320,265
(Johnson & Wales University Project) Series A
5.00% 4/1/28 (XLCA)	1,000,000	1,001,040
(Liberty Common Charter School Project)
5.125% 12/1/33 (XLCA)	2,740,000	2,760,139
(Montessori Districts Charter School Projects)
6.125% 7/15/32	5,590,000	5,626,222
(Pinnacle Charter School Project) 5.00% 6/1/33 (XLCA)	2,170,000	2,176,749
(University of Northern Colorado Student Housing Project)
5.125% 7/1/37 (NATL-RE)	4,000,000	4,000,680
(Woodrow Wilson Charter School Project)
5.25% 12/1/34 (XLCA)	1,960,000	1,979,071
Colorado School Mines Auxiliary Facilities
5.00% 12/1/37 (AMBAC)	425,000	428,838
Colorado State Board Governors University
Enterprise System Revenue Series A
5.00% 3/1/39	2,300,000	2,463,507
University of Colorado Enterprise System Revenue Series A
5.00% 6/1/30 (AMBAC)	2,000,000	2,139,320
University of Puerto Rico System Revenue Series Q
5.00% 6/1/36	2,750,000	2,755,225
		29,680,306
Electric Revenue Bonds – 8.51%
Colorado Springs Utilities Revenue Series A
5.00% 11/15/29	5,000,000	5,200,850
Platte River Power Authority Revenue Series HH
5.00% 6/1/27	2,795,000	3,191,079
5.00% 6/1/29	2,355,000	2,650,341

Statements of net assets
Delaware Tax-Free Colorado Fund

	Principal amount	Value
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37	$525,000	$538,088
Series WW 5.00% 7/1/28	2,400,000	2,518,728
Series WW 5.50% 7/1/38	1,000,000	1,059,920
Series XX 5.25% 7/1/40	2,500,000	2,621,175
Series ZZ 5.25% 7/1/26	3,500,000	3,858,610
		21,638,791
Healthcare Revenue Bonds – 23.22%
Aurora Hospital Revenue
(Childrens Hospital Association Project)
Series A 5.00% 12/1/40	2,000,000	2,047,920
(Childrens Hospital) Series D 5.00% 12/1/23 (AGM)	2,775,000	3,054,470
Colorado Health Facilities Authority Revenue
•(Adventist Health/Sunbelt) 5.125% 11/15/24	1,375,000	1,449,910
(Catholic Health Initiatives)
Series A 4.75% 9/1/40	1,000,000	1,022,520
Series A 5.00% 7/1/39	2,500,000	2,608,650
Series D 6.25% 10/1/33	2,000,000	2,277,460
(Christian Living Community Project)
Series A 5.75% 1/1/37	1,500,000	1,364,130
(Covenant Retirement Communities)
Series A 5.50% 12/1/33 (RADIAN)	5,000,000	4,784,750
(Evangelical Lutheran)
5.00% 6/1/35	2,000,000	1,952,660
6.125% 6/1/38	5,250,000	5,411,227
Series A 5.25% 6/1/34	2,750,000	2,753,465
(Parkview Medical Center) 5.00% 9/1/25	1,000,000	1,018,000
(Porter Place) Series A 6.00% 1/20/36 (GNMA)	5,000,000	5,053,500
(Vail Valley Medical Center Project) 5.80% 1/15/27	3,475,000	3,509,368
(Valley View Hospital Association) 5.50% 5/15/28	1,000,000	1,036,740
Colorado Springs Hospital Revenue 6.25% 12/15/33	2,500,000	2,749,225
Delta County Memorial Hospital District Enterprise
Revenue 5.35% 9/1/17	4,000,000	4,081,960
Denver Health & Hospital Authority Health Care Revenue
5.625% 12/1/40	2,500,000	2,545,575
Series A 4.75% 12/1/36	1,500,000	1,310,730

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
University of Colorado Hospital Authority Revenue Series A
5.00% 11/15/37	$2,690,000	$2,708,373
5.25% 11/15/39	3,500,000	3,575,775
6.00% 11/15/29	2,460,000	2,681,203
		58,997,611
Housing Revenue Bonds – 2.10%
Colorado Housing & Finance Authority
(Multifamily Housing Insured Mortgage)
Series C3 6.15% 10/1/41	1,590,000	1,591,670
(Single Family Mortgage) Series A 5.50% 11/1/29 (FHA)	1,500,000	1,617,735
Puerto Rico Housing Finance Authority
Subordinate (Capital Foundation of Modernization)
5.125% 12/1/27	2,040,000	2,126,210
		5,335,615
Lease Revenue Bonds – 3.59%
Aurora Certificates of Participation Refunding Series A
5.00% 12/1/30	2,370,000	2,570,669
Colorado Educational & Cultural National
Conference of State Legislatures Office Building
Facilities Authority Revenue 5.25% 6/1/21	2,000,000	2,022,160
@ Conejos & Alamosa Counties School #11J
Certificates of Participation 6.50% 4/1/11	355,000	355,777
El Paso County Certificates of Participation
(Detention Facilities Project) Series B
5.00% 12/1/27 (AMBAC)	1,500,000	1,595,265
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series I 5.25% 7/1/33	1,475,000	1,498,408
•Series M-2 5.50% 7/1/35 (AMBAC)	1,000,000	1,091,980
		9,134,259
Local General Obligation Bonds – 13.38%
Adams & Arapahoe Counties Joint School
District #28J (Aurora) 6.00% 12/1/28	2,500,000	2,996,875
Arapahoe County Water & Wastewater Public
Improvement District Refunding Series A
5.125% 12/1/32 (NATL-RE)	2,555,000	2,588,624

Statements of net assets
Delaware Tax-Free Colorado Fund

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Boulder Larimer & Weld Counties
(St. Vrain Valley School District #1J)
5.00% 12/15/33	$2,500,000	$2,686,625
Denver City & County Justice System
5.50% 8/1/16	2,000,000	2,466,340
(Facilities & Zoo) 5.00% 8/1/19	1,020,000	1,173,428
Denver City & County School District #1 Series A
5.00% 12/1/29	960,000	1,062,720
Denver West Metropolitan District
5.00% 12/1/33 (RADIAN)	1,400,000	1,315,650
Douglas County School District #1
(Douglas & Elbert Counties) Series B
5.00% 12/15/24	2,355,000	2,655,522
El Paso County School District #2 (Harrison)
5.00% 12/1/27 (NATL-RE)	2,115,000	2,258,968
Garfield County School District #2
5.00% 12/1/25 (AGM)	2,280,000	2,559,414
Grand County School District #2 (East Grand)
5.25% 12/1/25 (AGM)	2,485,000	2,804,447
Gunnison Watershed School District #1J Series 2009
5.25% 12/1/33	1,400,000	1,536,808
Jefferson County School District #R-001
5.25% 12/15/24	2,500,000	3,205,524
La Plata County School District #9-R (Durango)
5.125% 11/1/24 (NATL-RE)	1,000,000	1,106,310
@ North Range Metropolitan
District #1 4.50% 12/15/31 (ACA)	1,500,000	868,710
District #2 5.50% 12/15/37	1,200,000	961,236
Sand Creek Metropolitan District Refunding & Improvement
5.00% 12/1/31 (XLCA)	500,000	470,945
Weld County School District #4 5.00% 12/1/19 (AGM)	1,085,000	1,293,613
		34,011,759
§Pre-Refunded/Escrowed to Maturity Bonds – 11.92%
Colorado Educational & Cultural Facilities
Authority Revenue
(Littleton Academy Charter School Project)
6.125% 1/15/31-12	2,000,000	2,155,160
(Stargate Charter School Project) 6.125% 5/1/33-13	2,000,000	2,291,000

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded/Escrowed to Maturity Bonds (continued)
Colorado Educational & Cultural Facilities
Authority Revenue (continued)
(University of Denver Project) Series A
5.00% 3/1/27-12 (NATL-RE)	$5,000,000	$5,347,399
Colorado Health Facilities Authority Revenue
(Adventist Health/Sunbelt) 5.125% 11/15/24-16	75,000	91,563
(Catholic Health Initiatives) Series A 5.50% 3/1/32	5,000,000	5,384,749
Douglas County School District #1
(Douglas & Elbert Counties) Series B
5.125% 12/15/25-12 (AGM)	2,000,000	2,214,700
Fremont County School District #1 (Canon City)
5.00% 12/1/24-13 (NATL-RE)	1,735,000	1,985,222
Garfield County School District #2
5.00% 12/1/25 (AGM)	1,000,000	1,101,930
Garfield Pitkin & Eagle County School District #Re-1
(Roaring Fork County) Series A 5.00% 12/15/27-14 (AGM)	1,500,000	1,759,125
Lincoln Park Metropolitan District 7.75% 12/1/26-11	2,500,000	2,744,225
North Range Metropolitan District #1 7.25% 12/15/31-11	3,385,000	3,671,980
Puerto Rico Commonwealth Series A 5.25% 7/1/30-16	1,235,000	1,509,331
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities) Series I
5.25% 7/1/33-14	25,000	29,197
		30,285,581
Special Tax Revenue Bonds – 10.52%
Aspen Sales Tax Revenue (Parks & Open Spaces)
Series B 5.25% 11/1/23 (AGM)	2,040,000	2,263,033
@ Baptist Road Rural Transportation Authority Sales &
Use Tax Revenue 5.00% 12/1/26	2,000,000	1,368,960
Park Meadows Business Improvement District
Shared Sales Tax Revenue
5.30% 12/1/27	950,000	879,045
5.35% 12/1/31	720,000	646,618
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series K 5.00% 7/1/30	4,700,000	4,798,747
Puerto Rico Sales Tax Financing Corporation
Revenue First Subordinate
ΩCapital Appreciation Series A
6.75% 8/1/32	5,075,000	4,385,612

Statements of net assets
Delaware Tax-Free Colorado Fund

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
• Puerto Rico Sales Tax Financing Corporation
Revenue First Subordinate
Series A 5.00% 8/1/39	$2,500,000	$2,609,250
Series A 5.00% 7/1/46	1,200,000	1,200,876
Series A 5.25% 8/1/27	1,100,000	1,197,075
Series A 5.75% 8/1/37	2,620,000	2,808,535
Series C 6.00% 8/1/39	1,900,000	2,103,433
Regional Transportation District Sales Tax Revenue
Series A 5.25% 11/1/18	2,000,000	2,465,420
		26,726,604
State & Territory General Obligation Bonds – 5.78%
Guam Government Series A 7.00% 11/15/39	2,500,000	2,799,800
Puerto Rico Commonwealth Government Development
Bank Senior Notes Series B 5.00% 12/1/15	1,000,000	1,089,540
Puerto Rico Commonwealth Public Improvement
Series A 5.25% 7/1/21	4,000,000	4,157,999
Series C 6.00% 7/1/39	1,685,000	1,829,051
Refunding Series A 5.25% 7/1/15	1,650,000	1,812,377
Puerto Rico Commonwealth
Series A 5.25% 7/1/30	765,000	793,703
Series B 5.00% 7/1/35	190,000	192,094
Virgin Islands Public Finance Authority Revenue
(Gross Receipts Taxes Loan Note)
5.00% 10/1/31 (ACA)	2,000,000	2,025,680
		14,700,244
Transportation Revenue Bonds – 4.49%
Denver City & County Airport Revenue
5.25% 11/15/36	2,500,000	2,672,925
Series A 5.00% 11/15/25 (FGIC) (NATL-RE)	2,000,000	2,160,140
Series B 5.00% 11/15/33 (XLCA)	4,000,000	4,051,680
Regional Transportation District Private Activity Revenue
(Denver Transit Partners) 6.00% 1/15/41	2,400,000	2,518,272
		11,403,017

	Principal amount	Value
Municipal Bonds (continued)
Water & Sewer Revenue Bonds – 2.30%
Colorado Springs Utilities Systems Improvement Revenue
Series C 5.50% 11/15/48	$3,250,000	$3,528,265
Eagle River Water & Sanitation District Enterprise Revenue
5.00% 12/1/29 (ASSURED GTY)	250,000	274,940
5.125% 12/1/39 (ASSURED GTY)	850,000	908,013
Pueblo Board Waterworks Revenue 5.00% 11/1/21 (AGM)	1,000,000	1,125,390
		5,836,608
Total Municipal Bonds (cost $237,107,743)		250,654,145

	Number of shares
Short-Term Investment – 0.15%
Money Market Instrument – 0.15%
Dreyfus Cash Management Fund	378,388	378,388
Total Short-Term Investment (cost $378,388)		378,388

Total Value of Securities – 98.78%
(cost $237,486,131)		251,032,533
Receivables and Other Assets
Net of Liabilities – 1.22%		3,096,639
Net Assets Applicable to 22,562,720
Shares Outstanding – 100.00%		$254,129,172

Net Asset Value – Delaware Tax-Free Colorado Fund
Class A ($237,544,608 / 21,093,720 Shares)		$11.26
Net Asset Value – Delaware Tax-Free Colorado Fund
Class B ($1,429,564 / 126,844 Shares)		$11.27
Net Asset Value – Delaware Tax-Free Colorado Fund
Class C ($15,155,000 / 1,342,156 Shares)		$11.29

Components of Net Assets at August 31, 2010:
Shares of beneficial interest (unlimited authorization – no par)		$243,576,419
Accumulated net realized loss on investments		(2,993,649)
Net unrealized appreciation of investments		13,546,402
Total net assets		$254,129,172

Statements of net assets
Delaware Tax-Free Colorado Fund

•	Variable rate security. The rate shown is the rate as of August 31, 2010. Interest rates reset periodically.
@	Illiquid security. At August 31, 2010, the aggregate amount of illiquid securities was $3,554,683, which represented 1.40% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”
§	Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of abbreviations:
ACA — Insured by American Capital Access
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by the AMBAC Assurance Corporation
ASSURED GTY — Insured by the Assured Guaranty Corporation
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Administration
GNMA — Government National Mortgage Association collateral
NATL-RE — Insured by the National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance
XLCA — Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Colorado Fund
Net asset value Class A (A)	$11.26
Sales charge (4.50% of offering price) (B)	0.53
Offering price	$11.79

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

Delaware Tax-Free Idaho Fund	August 31, 2010

	Principal amount	Value
Municipal Bonds – 98.42%
Corporate Revenue Bonds – 3.43%
Nez Perce County Pollution Control Revenue
(Potlatch Project) 6.00% 10/1/24	$1,285,000	$1,271,340
Power County Pollution Control Revenue
(FMC Project) 5.625% 10/1/14	2,475,000	2,475,520
Puerto Rico Ports Authority Revenue
(American Airlines Special Facilities)
6.30% 6/1/23 (AMT)	1,295,000	1,136,803
		4,883,663
Education Revenue Bonds – 10.95%
Boise State University Revenue
5.00% 4/1/17 (AMBAC)	500,000	536,110
Series A 4.25% 4/1/32 (NATL-RE)	1,500,000	1,517,145
Series A 5.00% 4/1/18 (NATL-RE) (FGIC)	1,500,000	1,638,510
Series A 5.00% 4/1/39	1,000,000	1,069,760
Un-Refunded Series 07 5.375% 4/1/22 (FGIC)	15,000	15,872
Idaho Housing & Financing Association Nonprofit
Facilities Revenue (North Star Charter School Project)
Series A 9.50% 7/1/39	1,000,000	1,175,480
Idaho State University Revenue Refunding & Improvement
5.00% 4/1/20 (AGM)	1,130,000	1,234,808
5.00% 4/1/23 (AGM)	2,115,000	2,217,196
University Idaho (General Refunding)
•Series 2011 5.25% 4/1/41	2,000,000	2,198,660
Series A 5.00% 4/1/21 (AMBAC)	1,150,000	1,254,110
•Series B 4.50% 4/1/41 (AGM)	1,000,000	1,083,950
Series B 5.00% 4/1/28	1,000,000	1,104,060
Series B 5.00% 4/1/32	500,000	537,810
		15,583,471
Electric Revenue Bonds – 5.85%
Boise-Kuna Idaho Irrigation District Revenue
(Arrowrock Hydroelectric Project) 6.30% 6/1/31	1,000,000	1,105,230
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37	210,000	215,235
Series WW 5.50% 7/1/38	400,000	423,968
Series XX 5.25% 7/1/40	4,170,000	4,372,120
Series ZZ 5.25% 7/1/26	2,000,000	2,204,920
		8,321,473

Statements of net assets
Delaware Tax-Free Idaho Fund

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds – 3.62%
Idaho Health Facilities Authority Revenue
(St. Luke’s Medical Center Project)
5.00% 7/1/35 (AGM)	$2,500,000	$2,581,225
6.75% 11/1/37	1,250,000	1,422,025
(Trinity Health Credit Group) Series B 6.125% 12/1/28	1,000,000	1,142,710
		5,145,960
Housing Revenue Bonds – 5.97%
Idaho Housing Agency Single Family Mortgage Revenue
Series A 6.05% 7/1/13 (AMBAC) (FHA) (VA) (AMT)	10,000	10,019
Series A 6.10% 7/1/16 (FHA) (VA) (AMT)	20,000	20,037
Series B 6.45% 7/1/15 (AMT)	10,000	10,020
Series C-2 6.35% 7/1/15 (AMT)	10,000	10,020
Series E 6.35% 7/1/15 (FHA) (AMT)	15,000	15,029
Series G-2 6.15% 7/1/15 (FHA) (VA) (AMT)	55,000	55,103
Idaho Housing & Finance Association Single
Family Mortgage Revenue
Series B Class I 5.00% 7/1/37 (AMT)	815,000	825,073
Series B Class I 5.50% 7/1/38	900,000	955,512
Series C Class II 4.95% 7/1/31	1,000,000	1,034,650
Series C Class III 5.35% 1/1/25 (AMT)	215,000	221,050
Series D Class III 5.45% 7/1/23 (AMT)	750,000	771,518
Series E 4.85% 7/1/28 (AMT)	1,475,000	1,490,090
Series E Class III 4.875% 1/1/26 (AMT)	140,000	141,873
Series E Class III 5.00% 1/1/28 (AMT)	865,000	866,808
Series I Class I 5.45% 1/1/39 (AMT)	1,000,000	1,022,170
Puerto Rico Housing Finance Authority Subordinate-
Capital Foundation Modernization
5.125% 12/1/27	1,000,000	1,042,260
		8,491,232
Lease Revenue Bonds – 3.12%
Boise City Certificate of Participation
5.375% 9/1/20 (NATL-RE) (FGIC) (AMT)	2,100,000	2,115,246
Boise City Revenue Series A 5.375% 12/1/31 (NATL-RE)	500,000	522,425
Idaho State Building Authority Revenue
Series A 5.00% 9/1/43 (XLCA)	1,000,000	1,016,900
Series B 5.00% 9/1/21 (NATL-RE)	750,000	779,873
		4,434,444

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds – 20.04%
Ada & Canyon Counties Joint School District #2
Meridian (School Board Guaranteed Program)
4.50% 7/30/22	$1,500,000	$1,758,855
4.75% 2/15/20	1,000,000	1,108,010
5.50% 7/30/16	1,305,000	1,606,860
Bannock County School District #025
(Pocatello Idaho School Board Guaranteed Program)
5.00% 8/15/15	1,040,000	1,198,881
5.00% 8/15/16	1,100,000	1,254,132
Boise City Independent School District
5.00% 8/1/24 (AGM)	1,500,000	1,715,595
Canyon County School District #132 Caldwell
5.00% 7/30/15 (NATL-RE)	2,000,000	2,319,540
Series A 5.00% 9/15/22 (AGM)	1,725,000	2,023,632
Series A 5.00% 9/15/23 (AGM)	1,810,000	2,107,112
City of Nampa 5.00% 8/1/21 (NATL-RE)	2,475,000	2,707,822
Idaho Board Bank Authority Revenue
Series A 5.00% 9/15/28	1,000,000	1,135,550
Series A 5.25% 9/15/26	2,000,000	2,349,080
Series C 4.00% 9/15/29	1,320,000	1,380,654
Lemhi County 5.20% 8/1/27 (AGM)	2,145,000	2,299,912
Power & Cassia Counties Joint School District #381
American Falls 5.00% 8/1/17	1,155,000	1,202,101
Twin Falls County School District #413 Filer 5.25% 9/15/25	2,000,000	2,354,439
		28,522,175
§Pre-Refunded Bonds – 12.29%
Ada & Canyon Counties Joint School District #2
Meridian (School Board Guaranteed Program)
5.00% 7/30/20-12	1,555,000	1,689,958
5.125% 7/30/19-12	1,005,000	1,094,626
Un-Refunded 5.00% 7/30/20-12	600,000	652,074
Boise State University Revenue Refunding & Improvement
5.125% 4/1/31-12 (FGIC)	1,000,000	1,076,400
5.375% 4/1/22-12 (FGIC)	985,000	1,064,145
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue
Series D 5.25% 7/1/38-12	1,000,000	1,086,280
Series Y 5.00% 7/1/36-16	1,250,000	1,510,150

Statements of net assets
Delaware Tax-Free Idaho Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Puerto Rico Commonwealth Infrastructure Financing
Authority Revenue Series A 5.375% 10/1/24-10	$1,750,000	$1,775,060
Puerto Rico Commonwealth Public Improvement
Revenue Series A 5.125% 7/1/31-11	1,010,000	1,051,784
Puerto Rico Electric Power Authority Revenue
Series II 5.25% 7/1/31-12	1,000,000	1,100,470
Series NN 5.125% 7/1/29-13	105,000	118,947
Series RR 5.00% 7/1/35-15 (FGIC)	1,545,000	1,840,296
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series I 5.50% 7/1/23-14	1,000,000	1,177,280
University of Idaho Revenue (Student Fee Housing
Improvements Project) 5.25% 4/1/31-11 (FGIC)	2,195,000	2,258,852
		17,496,322
Special Tax Revenue Bonds – 17.27%
Boise Urban Renewal Agency Parking
Revenue (Tax Increment)
Series A 6.125% 9/1/15	1,160,000	1,177,330
Series B 6.125% 9/1/15	950,000	964,193
Coeur D’Alene Local Improvement District #6
Series 1997 6.10% 7/1/12	40,000	40,523
Series 1998 6.10% 7/1/14	45,000	45,529
Idaho Board Bank Authority Revenue Series B
4.125% 9/15/36 (NATL-RE)	755,000	761,418
5.00% 9/15/30 (NATL-RE)	725,000	787,633
Ketchum Urban Renewal Agency 5.50% 10/15/34	1,500,000	1,519,650
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue
Series K 5.00% 7/1/30	890,000	908,699
Series W 5.50% 7/1/15	175,000	194,175
Puerto Rico Sales Tax Financing Corporate
Revenue First Subordinate
ΩCapital Appreciation Series A 6.75% 8/1/32	5,040,000	4,355,366
Series A 5.25% 8/1/27	3,000,000	3,264,750
Series A 5.50% 8/1/42	1,500,000	1,593,915
Series A 6.00% 8/1/39	1,000,000	1,107,070
Series C 5.25% 8/1/41	1,500,000	1,570,800
Series C 5.75% 8/1/37	2,660,000	2,851,414

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note) Series A
5.00% 10/1/29	$1,500,000	$1,549,140
5.25% 10/1/20	500,000	530,995
5.25% 10/1/21	500,000	527,845
5.25% 10/1/24	800,000	833,936
		24,584,381
State General Obligation Bonds – 6.41%
Guam Government Series A 6.75% 11/15/29	1,565,000	1,724,865
Puerto Rico Commonwealth Government Development
Bank Refunding Remarketed 4.75% 12/1/15 (NATL-RE)	1,000,000	1,044,080
Puerto Rico Commonwealth Public Improvement
Series A 5.125% 7/1/31	1,815,000	1,823,331
Series A 5.25% 7/1/22	1,000,000	1,036,100
Series C 6.00% 7/1/39	1,500,000	1,628,235
Un-Refunded Balance Series A 5.00% 7/1/34	1,855,000	1,871,602
		9,128,213
Transportation Revenue Bonds – 7.06%
Idaho Housing & Finance Association Grant Revenue
(Anticipated Federal Highway Trust)
4.00% 7/15/17	500,000	562,190
4.75% 7/15/19	1,410,000	1,662,348
5.00% 7/15/24 (NATL-RE)	2,000,000	2,188,340
5.25% 7/15/20 (ASSURED GTY)	2,750,000	3,244,889
5.25% 7/15/25 (ASSURED GTY)	1,500,000	1,698,495
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Un-Refunded Balance
Series G 5.00% 7/1/33	690,000	695,755
		10,052,017
Water & Sewer Revenue Bonds – 2.41%
Idaho Bond Bank Authority Revenue
Series C 5.375% 9/15/38	1,000,000	1,111,500
Moscow Sewer Revenue 5.00% 11/1/22 (AGM)	2,175,000	2,326,380
		3,437,880
Total Municipal Bonds (cost $130,331,043)		140,081,231

Statements of net assets
Delaware Tax-Free Idaho Fund

	Number of shares	Value
Short-Term Investments – 2.11%
Money Market Instrument – 0.21%
Dreyfus Cash Management Fund	297,518	$297,518
		297,518

	Principal amount
•Variable Rate Demand Note – 1.90%
Power County Pollution Control Revenue
(FMC Project) 0.25% 12/1/10	$2,700,000	2,700,000
		2,700,000
Total Short-Term Investments
(cost $2,997,518)		2,997,518

Total Value of Securities – 100.53%
(cost $133,328,561)		143,078,749
Liabilities Net of Receivables
and Other Assets – (0.53%)		(751,149)
Net Assets Applicable to 11,742,239
Shares Outstanding – 100.00%		$142,327,600

Net Asset Value – Delaware Tax-Free Idaho Fund
Class A ($104,287,008 / 8,601,896 Shares)		$12.12
Net Asset Value – Delaware Tax-Free Idaho Fund
Class B ($2,449,594 / 202,425 Shares)		$12.10
Net Asset Value – Delaware Tax-Free Idaho Fund
Class C ($35,590,998 / 2,937,918 Shares)		$12.11

Components of Net Assets at August 31, 2010:
Shares of beneficial interest (unlimited authorization – no par)		$132,577,310
Distributions in excess of net investment income		(11,219)
Accumulated net realized gain on investments		11,321
Net unrealized appreciation of investments		9,750,188
Total net assets		$142,327,600

•	Variable rate security. The rate shown is the rate as of August 31, 2010. Interest rates reset periodically.
§	Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by the Assured Guaranty Corporation
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Administration
NATL-RE — Insured by the National Public Finance Guarantee Corporation
VA — Veterans Administration collateral
XLCA — Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Idaho Fund
Net asset value Class A (A)	$12.12
Sales charge (4.50% of offering price) (B)	0.57
Offering price	$12.69

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

Statements of net assets
Delaware Tax-Free New York Fund	August 31, 2010

	Principal amount	Value
Municipal Bonds – 95.94%
Corporate Revenue Bonds – 6.47%
Jefferson County Industrial Development Agency Solid
Waste Disposal (International Paper) Series A
5.20% 12/1/20 (AMT)	$350,000	$352,779
Liberty Development Corporation Revenue
(Goldman Sachs Headquarters) 5.25% 10/1/35	500,000	528,969
Nassau County Tobacco Settlement Refunding
(Asset-Backed) Series A-3 5.125% 6/1/46	600,000	476,964
• New York City Industrial Development Agency
Special Facilities Revenue (American Airlines-JFK
International Airport)
7.625% 8/1/25 (AMT)	250,000	262,318
7.75% 8/1/31 (AMT)	250,000	263,820
New York Energy Research & Development
Authority Pollution Control Revenue Refunding
(Central Hudson Gas) Series A 5.45% 8/1/27 (AMBAC)	500,000	501,625
New York Liberty Development Corporation Revenue
(Second Priority-Bank American Tower)
5.625% 7/15/47	500,000	520,615
Suffolk County Industrial Development Agency Revenue
(Keyspan-Port Jefferson Energy Center)
5.25% 6/1/27 (AMT)	250,000	252,078
TSASC Tobacco Settlement Refunding (Asset-Backed)
Series 1 5.125% 6/1/42	250,000	202,613
		3,361,781
Education Revenue Bonds – 23.75%
Albany Industrial Development Agency Civic Facilities
Revenue (Brighter Choice Charter School)
Series A 5.00% 4/1/37	250,000	225,863
Amherst Industrial Development Agency Civic Facilities
Revenue (UBF Faculty Student Housing)
Series A 5.75% 8/1/30 (AMBAC)	200,000	202,500
Dutchess County Industrial Development Agency
(Marist College) 5.00% 7/1/20	500,000	521,785
Hempstead Town Local Development Corporation Revenue
(Molloy College Project) 5.75% 7/1/23	400,000	457,396
Madison County Capital Resource Corporation Revenue
(Colgate University Project) Series A 5.00% 7/1/28	400,000	453,992

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Madison County Industrial Development Agency Civic
Facility Revenue (Colgate University Project)
Series A 5.00% 7/1/39 (NATL-RE)	$400,000	$413,416
• New York City Trust for Cultural Resources Revenue
(Julliard School) Series C 2.10% 4/1/36	500,000	511,040
New York State Dormitory Authority Revenue
(Columbia University) Series A 5.00% 7/1/23	500,000	547,920
(Pratt Institute) Series C 5.125% 7/1/39 (ASSURED GTY)	300,000	320,400
•Series B 5.25% 11/15/23	250,000	268,575
Series B 7.50% 5/15/11	125,000	131,014
New York State Dormitory Authority Revenue Non-State
Supported Debt
(Brooklyn Law School) 5.75% 7/1/33	340,000	376,026
(Cornell University) Series A
4.75% 7/1/29	100,000	109,942
5.00% 7/1/34	170,000	187,391
5.00% 7/1/39	500,000	548,374
5.00% 7/1/40	500,000	552,494
(Manhattan Marymount) 5.00% 7/1/24	350,000	369,807
(Mt. Sinai School Medicine) 5.125% 7/1/39	500,000	515,730
(New York University)
Series A 5.25% 7/1/34	500,000	552,164
Series A 5.25% 7/1/48	400,000	432,760
(Rockefeller University) Series A 5.00% 7/1/27	250,000	288,643
(St. Joseph’s College) 5.25% 7/1/25	500,000	524,815
(Teachers College) 5.50% 3/1/39	250,000	270,248
(University of Rochester)
Series A 5.125% 7/1/39	250,000	268,913
ΩSeries A-2 4.375% 7/1/20	250,000	260,563
Onondaga Civic Development Corporation Revenue
(Le Moyne College Project) 5.20% 7/1/29	500,000	516,290
Onondaga County Trust for Cultural Resources Revenue
(Syracuse University Project) Series B 5.00% 12/1/19	350,000	425,884
St. Lawrence County Industrial Development Agency
Civic Faculty Revenue (St. Lawrence University)
Series A 5.00% 10/1/16	500,000	581,459
Suffolk County Industrial Development Agency Civic
Faculty Revenue Refunding (New York Institute of
Technology Project) Series A 5.00% 3/1/26	600,000	617,141

Statements of net assets
Delaware Tax-Free New York Fund

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Troy Capital Resource Corporation Revenue
(Rensselaer Polytechnic) Series A 5.125% 9/1/40	$500,000	$519,635
Yonkers Industrial Development Agency Civic
Faculty Revenue (Sarah Lawrence)
Series A 6.00% 6/1/29	325,000	357,692
		12,329,872
Electric Revenue Bonds – 5.44%
Long Island Power Authority New York Electric System Revenue
Series A 5.75% 4/1/39	350,000	394,114
Series B 5.75% 4/1/33	250,000	279,968
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37	100,000	102,493
Series WW 5.00% 7/1/28	190,000	199,399
Series WW 5.50% 7/1/38	200,000	211,984
Series XX 5.75% 7/1/36	1,000,000	1,085,950
Series ZZ 5.25% 7/1/26	500,000	551,230
		2,825,138
Healthcare Revenue Bonds – 8.89%
Albany Industrial Development Agency Civic Facility
Revenue (St. Peter’s Hospital Project)
Series A 5.25% 11/15/32	500,000	502,340
East Rochester Housing Authority Revenue Refunding
(Senior Living-Woodland Village Project) 5.50% 8/1/33	200,000	177,626
New York Dormitory Authority Revenue
(Catholic Health Long Island Obligation Group) 5.00% 7/1/27	400,000	408,356
(Chapel Oaks) 5.45% 7/1/26 (LOC, Allied Irish Bank)	450,000	450,747
(Millard Fillmore Hospital) 5.375% 2/1/32 (AMBAC) (FHA)	225,000	225,104
(Winthrop South Nassau Hospital) Series B 5.50% 7/1/23	500,000	516,015
New York Dormitory Authority Revenue Non-State
Supported Debt
(Memorial Sloan-Kettering)
Series 1 5.00% 7/1/35	225,000	235,341
Series A-2 5.00% 7/1/26	500,000	552,235
(Mt. Sinai Hospital) Series A 5.00% 7/1/26	600,000	643,056
(North Shore Long Island Jewish Group)
Series A 5.50% 5/1/37	500,000	528,900
(Orange Regional Medical Center) 6.125% 12/1/29	365,000	377,972
		4,617,692

	Principal amount	Value
Municipal Bonds (continued)
Housing Revenue Bonds – 1.48%
New York City Housing Development Multifamily Housing
Revenue Series G-1 4.875% 11/1/39 (AMT)	$250,000	$251,638
New York State Housing Finance Agency Revenue
(Affordable Housing) Series A 5.25% 11/1/41	500,000	518,640
		770,278
Lease Revenue Bonds – 8.45%
Battery Park City Authority Revenue
Series A 5.00% 11/1/26	250,000	276,025
Erie County Industrial Development Agency School
Faculty Revenue (City School District Buffalo)
Series A 5.25% 5/1/25	500,000	572,949
Hudson Yards Infrastructure Revenue
Series A 5.00% 2/15/47	500,000	501,325
New York City Industrial Development Agency Revenue
(Queens Baseball Stadium-Pilot) 5.00% 1/1/46 (AMBAC)	500,000	468,935
(Yankee Stadium Project-Pilot) 5.00% 3/1/46 (FGIC)	300,000	300,831
New York City Industrial Development Agency Special
Airport Facility Revenue (Airis JFK I Project)
Series A 5.50% 7/1/28 (AMT)	500,000	452,895
Onondaga County Industrial Development Authority
Revenue Subordinated (Air Cargo) 7.25% 1/1/32 (AMT)	500,000	489,270
Tobacco Settlement Financing Authority Revenue
(Asset-Backed) Series B-1C
5.50% 6/1/20	200,000	219,808
5.50% 6/1/21	500,000	548,120
United Nations Development Corporation Revenue
Refunding Series A 5.00% 7/1/26	500,000	554,335
		4,384,493
Local General Obligation Bonds – 3.56%
New York City
Series C-1 5.00% 10/1/19	500,000	592,075
Series D 5.00% 11/1/34	125,000	135,070
Series I-1 5.375% 4/1/36	500,000	553,920
New York State Dormitory Authority Revenue Non-State
Supported Debt (School Districts-Financing Program)
Series A 5.00% 10/1/25 (AGM)	500,000	565,060
		1,846,125

Statements of net assets
Delaware Tax-Free New York Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds – 4.44%
Albany Parking Authority Revenue
Series A 5.625% 7/15/25-11	$280,000	$296,209
New York Dormitory Authority Revenue (North Shore Long
Island Jewish Group Project) 5.50% 5/1/33-13	500,000	567,695
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series Y 5.50% 7/1/36-16	475,000	587,167
Puerto Rico Commonwealth Series B 5.25% 7/1/32-16	155,000	189,430
Puerto Rico Electric Power Authority Revenue Series NN
5.125% 7/1/29-13	125,000	141,604
• Puerto Rico Sales Tax Financing Corporation Revenue First
Subordinate Series A 5.00% 8/1/39-11	500,000	521,850
		2,303,955
Special Tax Revenue Bonds – 19.77%
Brooklyn Arena Local Development Corporation Pilot
Revenue (Barclays Center Project) 6.50% 7/15/30	500,000	546,730
Metropolitan Transportation Authority Revenue
(Dedicated Tax Fund) Series B
5.00% 11/15/34	500,000	539,760
5.25% 11/15/22	500,000	591,565
New York City Transitional Finance Authority Revenue
(Subordinated Future Tax Secured) Series B 5.00% 11/1/18	500,000	592,004
New York City Trust for Cultural Resources Revenue Refunding
(American Museum of National History)
Series A 5.00% 7/1/44 (NATL-RE)	250,000	258,295
(Museum of Modern Art) Series A1
5.00% 10/1/17	250,000	303,533
5.00% 4/1/31	250,000	274,995
New York Dormitory Authority State Personal Income Tax
Revenue Series C 5.00% 3/15/15	250,000	293,403
New York Dormitory Authority State Supported Debt Revenue
(Consolidated Services Contract) 5.00% 7/1/17 (AGM)	500,000	590,965
New York Sales Tax Asset Receivables Series A 5.25%
10/15/27 (AMBAC)	500,000	558,075
New York State Thruway Authority (State Personal Income
Tax Revenue-Education) Series A 5.00% 3/15/38	500,000	539,045
New York State Urban Development Revenue Personal
Income Tax Series A-1 5.00% 12/15/22	250,000	288,628
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series K 5.00% 7/1/30	735,000	750,441

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Puerto Rico Commonwealth Infrastructure Financing
Authority Revenue Series B 5.00% 7/1/15	$250,000	$270,820
Puerto Rico Sales Tax Financing Corporation
Revenue First Subordinate
ΩCapital Appreciation Series A 6.75% 8/1/32	510,000	440,722
Series A 5.25% 8/1/57	325,000	332,166
Series A 5.50% 8/1/42	500,000	531,305
Series A 5.75% 8/1/37	410,000	439,504
Series C 5.25% 8/1/41	500,000	523,600
Series C 6.00% 8/1/39	500,000	553,535
Schenectady Metroplex Development Authority Revenue
Series A 5.375% 12/15/21	500,000	526,270
Virgin Islands Public Finance Authority Revenue (Matching
Fund Loan Note-Senior Lien) Series A 5.00% 10/1/29	500,000	516,380
		10,261,741
State & Territory General Obligation Bonds – 4.50%
Guam Government Series A 7.00% 11/15/39	395,000	442,368
New York State
5.00% 2/15/18	380,000	460,321
5.00% 3/1/38	500,000	532,956
5.00% 2/15/39	250,000	268,245
Puerto Rico Commonwealth Government Development
Bank Refunded Remarketed 4.75% 12/1/15 (NATL-RE)	230,000	240,138
Puerto Rico Commonwealth Public Improvement Refunding
Series C 6.00% 7/1/39	270,000	293,082
Puerto Rico Commonwealth Series B 5.25% 7/1/32	95,000	98,072
		2,335,182
Transportation Revenue Bonds – 6.69%
Albany Parking Authority Revenue Series A 5.625% 7/15/25	220,000	224,759
Metropolitan Transportation Authority Revenue
Series 2008C 6.50% 11/15/28	200,000	240,248
•Series B 5.00% 11/15/27	200,000	222,010
Series F 5.00% 11/15/15	150,000	173,165
New York State Thruway Authority General Revenue
(Bond Antic Notes)
Series A 4.00% 7/15/11	1,000,000	1,030,789
Series H 5.00% 1/1/14 (NATL-RE)	500,000	564,960
Series H 5.00% 1/1/15 (NATL-RE)	250,000	287,538

Statements of net assets
Delaware Tax-Free New York Fund

	Principal amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Port Authority New York & New Jersey
(Consolidated-One Hundred Fifty-Third) 5.00% 7/15/35	$250,000	$271,565
Triborough Bridge & Tunnel Authority Revenue
•Series B-1 5.00% 11/15/25	200,000	225,430
Series C 5.00% 11/15/24	200,000	230,402
		3,470,866
Water & Sewer Revenue Bonds – 2.50%
New York City Municipal Water Finance Authority
Water & Sewer System Revenue
(Fiscal 2009) Series A 5.75% 6/15/40	200,000	230,656
(Second General Resolution) Series FF 5.00% 6/15/31	500,000	553,595
Series FF-2 5.50% 6/15/40	250,000	284,998
New York State Environmental Facilities Corporation State
Clean Water & Drinking Water Revolving Funds
(New York City Municipal Project) Subordinated
Series B 5.00% 6/15/21	200,000	229,836
		1,299,085
Total Municipal Bonds (cost $46,225,551)		49,806,208

Short-Term Investments – 2.31%
•Variable Rate Demand Notes – 2.31%
New York City	900,000	900,000
Series A-7 0.22% 8/1/21
Series E2 0.22% 8/1/21
(LOC, JPMorgan Chase Bank)	300,000	300,000
Total Short-Term Investments (cost $1,200,000)		1,200,000

Total Value of Securities – 98.25%
(cost $47,425,551)		51,006,208
Receivables and Other Assets
Net of Liabilities – 1.75%		908,106
Net Assets Applicable to 4,660,483
Shares Outstanding – 100.00%		$51,914,314

Net Asset Value – Delaware Tax-Free New York Fund
Class A ($37,715,646 / 3,383,582 Shares)	$11.15
Net Asset Value – Delaware Tax-Free New York Fund
Class B ($736,630 / 66,230 Shares)	$11.12
Net Asset Value – Delaware Tax-Free New York Fund
Class C ($13,462,038 / 1,210,671 Shares)	$11.12

Components of Net Assets at August 31, 2010:
Shares of beneficial interest (unlimited authorization – no par)	$48,369,674
Distributions in excess of net investment income	(651)
Accumulated net realized loss on investments	(35,366)
Net unrealized appreciation of investments	3,580,657
Total net assets	$51,914,314

•	Variable rate security. The rate shown is the rate as of August 31, 2010. Interest rates reset periodically.
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
§
Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by the Assured Guaranty Corporation
FHA — Insured by the Federal Housing Administration
FGIC — Insured by the Financial Guaranty Insurance Company
LOC — Letter of Credit
NATL-RE — Insured by the National Public Finance Guarantee Corporation

Statements of net assets
Delaware Tax-Free New York Fund

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free New York Fund
Net asset value Class A (A)	$11.15
Sales charge (4.50% of offering price) (B)	0.53
Offering price	$11.68

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

Statements of operations
Year Ended August 31, 2010

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
	Arizona Fund	California Fund	Colorado Fund
Investment Income:
Interest	$5,849,783	$4,408,103	$12,643,605

Expenses:
Management fees	609,119	456,995	1,364,806
Distribution expenses – Class A	273,770	163,093	580,811
Distribution expenses – Class B	44,721	39,019	20,831
Distribution expenses – Class C	76,412	138,361	136,433
Dividend disbursing and transfer agent
fees and expenses	65,648	53,512	128,674
Accounting and administration expenses	48,326	33,065	98,757
Legal fees	19,953	9,911	29,277
Audit and tax	16,975	15,306	23,609
Registration fees	15,632	8,106	7,946
Reports and statements to shareholders	13,200	9,204	29,898
Pricing fees	7,573	7,748	9,025
Trustees’ fees	7,011	4,752	14,237
Dues and services	5,270	3,476	9,020
Insurance fees	5,011	3,229	9,704
Custodian fees	2,339	1,555	4,634
Consulting fees	1,789	1,207	3,644
Trustees’ expenses	503	332	1,078
	1,213,252	948,871	2,472,384
Less fees waived	(70,644)	(132,474)	(48,381)
Less expense paid indirectly	(66)	(46)	(147)
Total operating expenses	1,142,542	816,351	2,423,856
Net Investment Income	4,707,241	3,591,752	10,219,749

Net Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain (loss) on investments	1,415,533	(292,440)	2,102,920
Net change in unrealized appreciation/
depreciation of investments	5,624,262	7,517,014	12,877,406
Net Realized and Unrealized Gain
on Investments	7,039,795	7,224,574	14,980,326

Net Increase in Net Assets
Resulting from Operations	$11,747,036	$10,816,326	$25,200,075

See accompanying Notes, which are an integral part of the financial statements.

	Delaware Tax-Free	Delaware Tax-Free
	Idaho Fund	New York Fund
Investment Income:
Interest	$5,686,271	$1,852,251

Expenses:
Management fees	678,992	214,893
Distribution expenses – Class A	234,723	72,531
Distribution expenses – Class B	29,131	7,947
Distribution expenses – Class C	266,548	91,643
Dividend disbursing and transfer
agent fees and expenses	64,113	39,851
Accounting and administration expenses	49,119	15,541
Audit and tax	17,679	13,123
Reports and statements to shareholders	15,696	4,349
Legal fees	15,596	5,126
Pricing fees	9,013	9,340
Registration fees	8,374	11,164
Trustees’ fees	7,047	2,206
Insurance fees	4,312	1,193
Dues and services	3,499	1,717
Custodian fees	2,393	797
Consulting fees	1,783	563
Trustees’ expenses	607	148
	1,408,625	492,132
Less fees waived	(22,204)	(104,739)
Less expense paid indirectly	(67)	(25)
Total operating expenses	1,386,354	387,368
Net Investment Income	4,299,917	1,464,883

Net Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain (loss) on investments	89,825	(26,599)
Net change in unrealized appreciation/
depreciation of investments	6,715,627	2,648,873
Net Realized and Unrealized Gain
on Investments	6,805,452	2,622,274

Net Increase in Net Assets
Resulting from Operations	$11,105,369	$4,087,157

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Tax-Free Arizona Fund

	Year Ended
	8/31/10	8/31/09
Increase in Net Assets from Operations:
Net investment income	$4,707,241	$4,979,083
Net realized gain on investments	1,415,533	676,245
Net change in unrealized
appreciation/depreciation of investments	5,624,262	283,443
Net increase in net assets resulting from operations	11,747,036	5,938,771

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(4,303,466)	(4,473,743)
Class B	(142,123)	(247,800)
Class C	(242,383)	(235,244)
	(4,687,972)	(4,956,787)

Capital Share Transactions:
Proceeds from shares sold:
Class A	5,867,126	8,072,718
Class B	66	20,443
Class C	1,248,843	1,098,183

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	2,128,544	2,209,302
Class B	73,667	128,925
Class C	150,229	146,249
	9,468,475	11,675,820

	Year Ended
	8/31/10	8/31/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(19,829,331)	$(19,633,059)
Class B	(3,923,060)	(3,235,890)
Class C	(1,103,623)	(2,787,126)
	(24,856,014)	(25,656,075)
Decrease in net assets derived from
capital share transactions	(15,387,539)	(13,980,255)
Net Decrease in Net Assets	(8,328,475)	(12,998,271)

Net Assets:
Beginning of year	127,454,947	140,453,218
End of year1	$119,126,472	$127,454,947

1Including undistributed net investment income	$26,196	$26,196

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Tax-Free California Fund

	Year Ended
	8/31/10	8/31/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,591,752	$3,401,520
Net realized gain (loss) on investments	(292,440)	709,018
Net change in unrealized
appreciation/depreciation of investments	7,517,014	(2,723,629)
Net increase in net assets resulting from operations	10,816,326	1,386,909

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,925,853)	(2,701,738)
Class B	(146,321)	(195,352)
Class C	(516,624)	(487,982)
	(3,588,798)	(3,385,072)

Capital Share Transactions:
Proceeds from shares sold:
Class A	15,942,030	8,313,126
Class B	140,364	90,914
Class C	3,335,303	2,115,521

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	1,696,001	1,547,832
Class B	105,254	137,850
Class C	357,093	358,106
	21,576,045	12,563,349

	Year Ended
	8/31/10	8/31/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(11,521,238)	$(14,448,671)
Class B	(2,270,312)	(1,676,431)
Class C	(2,930,338)	(3,594,180)
	(16,721,888)	(19,719,282)
Increase (decrease) in net assets derived from
capital share transactions	4,854,157	(7,155,933)
Net Increase (Decrease) in Net Assets	12,081,685	(9,154,096)

Net Assets:
Beginning of year	79,599,898	88,753,994
End of year1	$91,681,583	$79,599,898

1Including undistributed net investment income	$18,763	$18,763

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Tax-Free Colorado Fund

	Year Ended
	8/31/10	8/31/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$10,219,749	$10,196,318
Net realized gain on investments	2,102,920	3,397,919
Net change in unrealized
appreciation/depreciation of investments	12,877,406	(4,848,204)
Net increase in net assets resulting from operations	25,200,075	8,746,033

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(9,708,463)	(9,697,369)
Class B	(71,622)	(116,434)
Class C	(467,286)	(355,221)
	(10,247,371)	(10,169,024)

Capital Share Transactions:
Proceeds from shares sold:
Class A	15,893,257	14,183,751
Class B	—	10,613
Class C	4,043,038	2,881,769

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	6,184,316	6,074,319
Class B	36,966	50,248
Class C	340,428	248,362
	26,498,005	23,449,062

	Year Ended
	8/31/10	8/31/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(24,936,523)	$(27,122,635)
Class B	(1,418,824)	(1,264,891)
Class C	(1,594,446)	(1,437,234)
	(27,949,793)	(29,824,760)
Decrease in net assets derived from
capital share transactions	(1,451,788)	(6,375,698)
Net Increase (Decrease) in Net Assets	13,500,916	(7,798,689)

Net Assets:
Beginning of year	240,628,256	248,426,945
End of year1	$254,129,172	$240,628,256

1Including undistributed net investment income	$—	$43,501

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Tax-Free Idaho Fund

	Year Ended
	8/31/10	8/31/09
Increase in Net Assets from Operations:
Net investment income	$4,299,917	$3,502,126
Net realized gain on investments	89,825	242,232
Net change in unrealized
appreciation/depreciation of investments	6,715,627	2,073,940
Net increase in net assets resulting from operations	11,105,369	5,818,298

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(3,460,797)	(2,944,277)
Class B	(86,212)	(136,217)
Class C	(781,910)	(403,213)
	(4,328,919)	(3,483,707)

Capital Share Transactions:
Proceeds from shares sold:
Class A	18,620,022	17,915,127
Class B	9,917	63,569
Class C	17,105,840	8,501,134

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	2,431,970	1,894,609
Class B	62,082	98,426
Class C	568,025	249,454
	38,797,856	28,722,319

	Year Ended
	8/31/10	8/31/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(8,321,667)	$(7,521,138)
Class B	(1,131,494)	(1,954,363)
Class C	(2,773,980)	(1,450,880)
	(12,227,141)	(10,926,381)
Increase in net assets derived from
capital share transactions	26,570,715	17,795,938
Net Increase in Net Assets	33,347,165	20,130,529

Net Assets:
Beginning of year	108,980,435	88,849,906
End of year1	$142,327,600	$108,980,435

1Including undistributed (distributions in excess of)
net investment income	$(11,219)	$5,851

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Tax-Free New York Fund

	Year Ended
	8/31/10	8/31/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,464,883	$900,508
Net realized gain (loss) on investments	(26,599)	190,585
Net change in unrealized
appreciation/depreciation of investments	2,648,873	482,416
Net increase in net assets resulting from operations	4,087,157	1,573,509

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,144,578)	(738,485)
Class B	(25,736)	(39,735)
Class C	(290,855)	(116,762)
	(1,461,169)	(894,982)

Capital Share Transactions:
Proceeds from shares sold:
Class A	16,389,706	10,366,325
Class B	9,343	47,828
Class C	8,918,180	3,939,824

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	717,620	403,783
Class B	15,971	22,930
Class C	198,252	62,861
	26,249,072	14,843,551

	Year Ended
	8/31/10	8/31/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(4,117,174)	$(3,831,875)
Class B	(362,784)	(593,493)
Class C	(1,929,785)	(585,220)
	(6,409,743)	(5,010,588)
Increase in net assets derived from
capital share transactions	19,839,329	9,832,963
Net Increase in Net Assets	22,465,317	10,511,490

Net Assets:
Beginning of year	29,448,997	18,937,507
End of year1	$51,914,314	$29,448,997

1Including undistributed (distributions in excess of)
net investment income	$(651)	$3,746

See accompanying Notes, which are an integral part of the financial statements.

Financial highlights
Delaware Tax-Free Arizona Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$11.090	$10.930	$11.070	$11.350	$11.560

0.447	0.431	0.444	0.465	0.467
0.668	0.158	(0.140)	(0.280)	(0.210)
1.115	0.589	0.304	0.185	0.257

(0.445)	(0.429)	(0.444)	(0.465)	(0.467)
(0.445)	(0.429)	(0.444)	(0.465)	(0.467)

$11.760	$11.090	$10.930	$11.070	$11.350

10.27%	5.64%	2.78%	1.63%	2.31%

$108,214	$113,689	$122,027	$125,636	$131,468
0.86%	0.75%	0.75%	0.76%	0.76%

0.92%	0.91%	0.91%	0.91%	0.91%
3.94%	4.07%	4.02%	4.11%	4.12%

3.88%	3.91%	3.86%	3.96%	3.97%
15%	27%	29%	9%	8%

Financial highlights
Delaware Tax-Free Arizona Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$11.100	$10.940	$11.070	$11.360	$11.570

0.362	0.352	0.361	0.380	0.382
0.658	0.158	(0.130)	(0.290)	(0.210)
1.020	0.510	0.231	0.090	0.172

(0.360)	(0.350)	(0.361)	(0.380)	(0.382)
(0.360)	(0.350)	(0.361)	(0.380)	(0.382)

$11.760	$11.100	$10.940	$11.070	$11.360

9.35%	4.85%	2.10%	0.78%	1.54%

$2,917	$6,509	$9,620	$12,407	$16,413
1.61%	1.50%	1.50%	1.51%	1.51%

1.67%	1.66%	1.66%	1.66%	1.66%
3.19%	3.32%	3.27%	3.36%	3.37%

3.13%	3.16%	3.11%	3.21%	3.22%
15%	27%	29%	9%	8%

Financial highlights
Delaware Tax-Free Arizona Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$11.120	$10.960	$11.090	$11.380	$11.580

0.363	0.352	0.361	0.380	0.381
0.668	0.158	(0.130)	(0.290)	(0.200)
1.031	0.510	0.231	0.090	0.181

(0.361)	(0.350)	(0.361)	(0.380)	(0.381)
(0.361)	(0.350)	(0.361)	(0.380)	(0.381)

$11.790	$11.120	$10.960	$11.090	$11.380

9.43%	4.84%	2.09%	0.77%	1.63%

$7,995	$7,257	$8,806	$7,609	$8,117
1.61%	1.50%	1.50%	1.51%	1.51%

1.67%	1.66%	1.66%	1.66%	1.66%
3.19%	3.32%	3.27%	3.36%	3.37%

3.13%	3.16%	3.11%	3.21%	3.22%
15%	27%	29%	9%	8%

Financial highlights
Delaware Tax-Free California Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.620	$10.800	$11.010	$11.400	$11.490

0.497	0.448	0.449	0.454	0.450
0.950	(0.182)	(0.210)	(0.390)	(0.090)
1.447	0.266	0.239	0.064	0.360

(0.497)	(0.446)	(0.449)	(0.454)	(0.450)
(0.497)	(0.446)	(0.449)	(0.454)	(0.450)

$11.570	$10.620	$10.800	$11.010	$11.400

13.92%	2.74%	2.21%	0.51%	3.24%

$72,902	$61,132	$67,174	$76,537	$75,995
0.82%	0.88%	0.88%	0.89%	0.88%

0.98%	0.97%	0.97%	0.97%	0.97%
4.48%	4.42%	4.11%	3.98%	3.97%

4.32%	4.33%	4.02%	3.90%	3.88%
35%	59%	34%	21%	14%

Financial highlights
Delaware Tax-Free California Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.670	$10.840	$11.060	$11.440	$11.530

0.416	0.373	0.367	0.368	0.365
0.940	(0.172)	(0.220)	(0.380)	(0.090)
1.356	0.201	0.147	(0.012)	0.275

(0.416)	(0.371)	(0.367)	(0.368)	(0.365)
(0.416)	(0.371)	(0.367)	(0.368)	(0.365)

$11.610	$10.670	$10.840	$11.060	$11.440

12.93%	2.07%	1.34%	(0.15% )	2.46%

$3,254	$4,938	$6,589	$9,384	$14,918
1.57%	1.63%	1.63%	1.64%	1.63%

1.73%	1.72%	1.72%	1.72%	1.72%
3.73%	3.67%	3.36%	3.23%	3.22%

3.57%	3.58%	3.27%	3.15%	3.13%
35%	59%	34%	21%	14%

Financial highlights
Delaware Tax-Free California Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.640	$10.810	$11.030	$11.420	$11.500

0.415	0.373	0.367	0.368	0.365
0.950	(0.172)	(0.220)	(0.390)	(0.080)
1.365	0.201	0.147	(0.022)	0.285

(0.415)	(0.371)	(0.367)	(0.368)	(0.365)
(0.415)	(0.371)	(0.367)	(0.368)	(0.365)

$11.590	$10.640	$10.810	$11.030	$11.420

13.06%	2.07%	1.35%	(0.24% )	2.56%

$15,526	$13,530	$14,991	$13,453	$12,768
1.57%	1.63%	1.63%	1.64%	1.63%

1.73%	1.72%	1.72%	1.72%	1.72%
3.73%	3.67%	3.36%	3.23%	3.22%

3.57%	3.58%	3.27%	3.15%	3.13%
35%	59%	34%	21%	14%

Financial highlights
Delaware Tax-Free Colorado Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.600	$10.640	$10.730	$11.040	$11.200

0.455	0.452	0.448	0.464	0.488
0.661	(0.041)	(0.089)	(0.310)	(0.160)
1.116	0.411	0.359	0.154	0.328

(0.456)	(0.451)	(0.449)	(0.464)	(0.488)
(0.456)	(0.451)	(0.449)	(0.464)	(0.488)

$11.260	$10.600	$10.640	$10.730	$11.040

10.74%	4.11%	3.38%	1.38%	3.03%

$237,545	$226,393	$234,630	$246,695	$258,773
0.93%	0.90%	0.93%	0.94%	0.93%

0.95%	0.95%	0.95%	0.96%	0.94%
4.16%	4.43%	4.16%	4.22%	4.43%

4.14%	4.38%	4.14%	4.20%	4.42%
17%	27%	15%	12%	8%

Financial highlights
Delaware Tax-Free Colorado Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.610	$10.640	$10.730	$11.050	$11.200

0.373	0.375	0.367	0.382	0.405
0.661	(0.031)	(0.089)	(0.320)	(0.150)
1.034	0.344	0.278	0.062	0.255

(0.374)	(0.374)	(0.368)	(0.382)	(0.405)
(0.374)	(0.374)	(0.368)	(0.382)	(0.405)

$11.270	$10.610	$10.640	$10.730	$11.050

9.91%	3.43%	2.60%	0.53%	2.35%

$1,429	$2,693	$3,961	$5,326	$8,221
1.68%	1.65%	1.68%	1.69%	1.68%

1.70%	1.70%	1.70%	1.71%	1.69%
3.41%	3.68%	3.41%	3.47%	3.68%

3.39%	3.63%	3.39%	3.45%	3.67%
17%	27%	15%	12%	8%

Financial highlights
Delaware Tax-Free Colorado Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.630	$10.660	$10.750	$11.070	$11.220

0.374	0.375	0.367	0.382	0.405
0.661	(0.031)	(0.089)	(0.320)	(0.150)
1.035	0.344	0.278	0.062	0.255

(0.375)	(0.374)	(0.368)	(0.382)	(0.405)
(0.375)	(0.374)	(0.368)	(0.382)	(0.405)

$11.290	$10.630	$10.660	$10.750	$11.070

9.90%	3.43%	2.60%	0.53%	2.34%

$15,155	$11,542	$9,836	$10,152	$9,971
1.68%	1.65%	1.68%	1.69%	1.68%

1.70%	1.70%	1.70%	1.71%	1.69%
3.41%	3.68%	3.41%	3.47%	3.68%

3.39%	3.63%	3.39%	3.45%	3.67%
17%	27%	15%	12%	8%

Financial highlights
Delaware Tax-Free Idaho Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$11.490	$11.260	$11.260	$11.450	$11.630

0.431	0.436	0.437	0.448	0.449
0.633	0.228	—	(0.190)	(0.180)
1.064	0.664	0.437	0.258	0.269

(0.434)	(0.434)	(0.437)	(0.448)	(0.449)
(0.434)	(0.434)	(0.437)	(0.448)	(0.449)

$12.120	$11.490	$11.260	$11.260	$11.450

9.44%	6.12%	3.93%	2.27%	2.40%

$104,287	$86,445	$72,237	$69,931	$62,808
0.94%	0.88%	0.85%	0.86%	0.85%

0.96%	0.96%	0.96%	0.98%	0.98%
3.66%	3.94%	3.87%	3.92%	3.95%

3.64%	3.86%	3.76%	3.80%	3.82%
7%	10%	11%	8%	15%

Financial highlights
Delaware Tax-Free Idaho Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$11.470	$11.240	$11.240	$11.430	$11.610

0.343	0.353	0.353	0.363	0.364
0.633	0.228	—	(0.190)	(0.180)
0.976	0.581	0.353	0.173	0.184

(0.346)	(0.351)	(0.353)	(0.363)	(0.364)
(0.346)	(0.351)	(0.353)	(0.363)	(0.364)

$12.100	$11.470	$11.240	$11.240	$11.430

8.64%	5.34%	3.17%	1.51%	1.64%

$2,450	$3,359	$5,123	$6,003	$7,892
1.69%	1.63%	1.60%	1.61%	1.60%

1.71%	1.71%	1.71%	1.73%	1.73%
2.91%	3.19%	3.12%	3.17%	3.20%

2.89%	3.11%	3.01%	3.05%	3.07%
7%	10%	11%	8%	15%

Financial highlights
Delaware Tax-Free Idaho Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$11.480	$11.250	$11.250	$11.440	$11.630

0.342	0.353	0.352	0.363	0.364
0.633	0.228	—	(0.190)	(0.190)
0.975	0.581	0.352	0.173	0.174

(0.345)	(0.351)	(0.352)	(0.363)	(0.364)
(0.345)	(0.351)	(0.352)	(0.363)	(0.364)

$12.110	$11.480	$11.250	$11.250	$11.440

8.63%	5.34%	3.16%	1.51%	1.56%

$35,591	$19,176	$11,490	$11,535	$13,430
1.69%	1.63%	1.60%	1.61%	1.60%

1.71%	1.71%	1.71%	1.73%	1.73%
2.91%	3.19%	3.12%	3.17%	3.20%

2.89%	3.11%	3.01%	3.05%	3.07%
7%	10%	11%	8%	15%

Financial highlights
Delaware Tax-Free New York Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.450	$10.300	$10.300	$10.550	$10.700

0.429	0.409	0.411	0.435	0.449
0.700	0.148	—	(0.250)	(0.150)
1.129	0.557	0.411	0.185	0.299

(0.429)	(0.407)	(0.411)	(0.435)	(0.449)
(0.429)	(0.407)	(0.411)	(0.435)	(0.449)

$11.150	$10.450	$10.300	$10.300	$10.550

11.02%	5.65%	4.04%	1.75%	2.90%

$37,716	$22,780	$15,340	$14,817	$13,519
0.80%	0.85%	0.85%	0.79%	0.65%

1.07%	1.10%	1.09%	1.10%	1.09%
3.94%	4.10%	3.97%	4.13%	4.28%

3.67%	3.85%	3.73%	3.82%	3.84%
15%	36%	28%	14%	20%

Financial highlights
Delaware Tax-Free New York Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.420	$10.270	$10.280	$10.530	$10.670

0.347	0.334	0.333	0.357	0.370
0.700	0.148	(0.010)	(0.250)	(0.140)
1.047	0.482	0.323	0.107	0.230

(0.347)	(0.332)	(0.333)	(0.357)	(0.370)
(0.347)	(0.332)	(0.333)	(0.357)	(0.370)

$11.120	$10.420	$10.270	$10.280	$10.530

10.21%	4.88%	3.17%	0.99%	2.23%

$736	$1,018	$1,549	$2,164	$2,858
1.55%	1.60%	1.60%	1.54%	1.40%

1.82%	1.85%	1.84%	1.85%	1.84%
3.19%	3.35%	3.22%	3.38%	3.53%

2.92%	3.10%	2.98%	3.07%	3.09%
15%	36%	28%	14%	20%

Financial highlights
Delaware Tax-Free New York Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
8/31/10	8/31/09	8/31/08	8/31/07	8/31/06
$10.420	$10.270	$10.280	$10.530	$10.670

0.346	0.333	0.333	0.357	0.370
0.700	0.148	(0.010)	(0.250)	(0.140)
1.046	0.481	0.323	0.107	0.230

(0.346)	(0.331)	(0.333)	(0.357)	(0.370)
(0.346)	(0.331)	(0.333)	(0.357)	(0.370)

$11.120	$10.420	$10.270	$10.280	$10.530

10.20%	4.88%	3.17%	0.99%	2.23%

$13,462	$5,651	$2,049	$2,131	$2,068
1.55%	1.60%	1.60%	1.54%	1.40%

1.82%	1.85%	1.84%	1.85%	1.84%
3.19%	3.35%	3.22%	3.38%	3.53%

2.92%	3.10%	2.98%	3.07%	3.09%
15%	36%	28%	14%	20%

Notes to financial statements
Delaware multiple state tax-free funds	August 31, 2010

Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Mutual Funds II is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. Voyageur Insured Funds is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Arizona Fund. Voyageur Mutual Funds, Voyageur Mutual Funds II, and Voyageur Insured Funds are individually referred to as a Trust and collectively as the Trusts. These financial statements and related notes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund (each, a Fund or, collectively, the Funds). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, and Class C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months.

The investment objective of each Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in its respective state, as is consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities are valued at market value. These securities will generally be categorized as Level 2 investments. Open-end investment companies are valued at their published net asset value. These securities will generally be categorized as Level 1 investments. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. These securities will generally be categorized as Level 3 investments.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (August 31, 2007 - August 31, 2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other — Expenses directly attributable to the Funds are charged directly to the Funds. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Such dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended August 31, 2010.

Notes to financial statements
Delaware multiple state tax-free funds

1. Significant Accounting Policies (continued)

The Funds may receive earnings credits from their transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statements of operations with the corresponding offset shown as “expense paid indirectly.” For the year ended August 31, 2010, the Funds earned the following amounts under this agreement:

Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$66	$46	$147	$67	$25

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated based on each Fund’s average daily net assets as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
On the first $500 million	0.500%	0.550%	0.550%	0.550%	0.550%
On the next $500 million	0.475%	0.500%	0.500%	0.500%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%	0.425%	0.425%

DMC has voluntarily agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that total annual operating expenses, (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), do not exceed specified percentages of average daily net assets as shown below until such time as the waivers are discontinued. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by each Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Funds.

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Effective January 1, 2010
operating expense limitation
as a percentage of average
daily net assets (per annum)	—%	0.57%	—%	—%	0.55%

Through December 31, 2009,
operating expense
limitation as a percentage
of average daily net assets
(per annum)	0.50%	0.63%	0.64%	0.65%	0.60%
Expiration date	12/31/09	12/31/09	12/31/09	12/31/09	12/31/09

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended August 31, 2010, each Fund was charged for these services as follows:

Delaware	Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$6,091	$4,155	$12,407	$6,173	$1,954

DSC also provides dividend disbursing and transfer agency services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

Notes to financial statements
Delaware multiple state tax-free funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At August 31, 2010, each Fund had liabilities payable to affiliates as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Investment management
fee payable to DMC	$50,132	$30,131	$117,462	$64,741	$11,850
Dividend disbursing,
transfer agent and fund
accounting oversight
fees and other expenses
payable to DSC	2,270	1,804	5,108	2,650	1,246
Distribution fees
payable to DDLP	31,912	30,784	63,700	52,383	19,105
Other expenses payable to
DMC and affiliates*	4,228	3,412	7,983	3,995	2,455

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to each Fund by DMC and/or its affiliates’ employees. For the year ended August 31, 2010, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

Delaware	Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$4,563	$3,294	$9,785	$5,373	$1,848

For the year ended August 31, 2010, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware	Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$10,452	$14,210	$23,982	$57,128	$45,905

For the year ended August 31, 2010, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A, Class B and Class C shares, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Class A	$—	$—	$—	$—	$—
Class B	1,009	261	303	535	—
Class C	445	1,803	1,085	9,119	844

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended August 31, 2010, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Purchases	$18,431,501	$30,471,028	$41,337,553	$37,688,730	$24,034,969
Sales	33,144,867	28,406,921	42,191,387	8,050,034	5,779,101

At August 31, 2010, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Cost of
investments	$111,694,928	$86,068,606	$237,480,796	$133,317,440	$47,417,949
Aggregate
unrealized
appreciation	$7,992,529	$5,393,989	$15,897,546	$9,768,272	$3,675,703
Aggregate
unrealized
depreciation	(346,228)	(1,018,756)	(2,345,809)	(6,963)	(87,444)
Net unrealized
appreciation	$7,646,301	$4,375,233	$13,551,737	$9,761,309	$3,588,259

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value

Notes to financial statements
Delaware multiple state tax-free funds

3. Investments (continued)

measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

Level 3 –	inputs are significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments)

The following table summarizes the valuation of the Funds’ investments by fair value hierarchy levels as of August 31, 2010:

	Delaware Tax-Free Arizona Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$118,095,526	$118,095,526
Short-Term Investment	1,245,703	—	1,245,703
Total	$1,245,703	$118,095,526	$119,341,229

	Delaware Tax-Free California Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$88,983,231	$88,983,231
Short-Term Investments	460,608	1,000,000	1,460,608
Total	$460,608	$89,983,231	$90,443,839

	Delaware Tax-Free Colorado Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$250,654,145	$250,654,145
Short-Term Investment	378,388	—	378,388
Total	$378,388	$250,654,145	$251,032,533

	Delaware Tax-Free Idaho Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$140,081,231	$140,081,231
Short-Term Investments	297,518	2,700,000	2,997,518
Total	$297,518	$142,781,231	$143,078,749

	Delaware Tax-Free New York Fund
		Level 2
Municipal Bonds		$49,806,208
Short-Term Investments		1,200,000
Total		$51,006,208

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Funds’ fiscal year ending August 31, 2010 and interim periods therein. During the year ended August 31, 2010, there were no transfers of securities between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2010 and 2009 was as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Year Ended 8/31/10
Tax-exempt income	$4,579,114	$3,488,842	$10,068,514	$4,144,275	$1,443,380
Ordinary income	108,858	99,956	178,857	184,644	17,789
Total	$4,687,972	$3,588,798	$10,247,371	$4,328,919	$1,461,169

Year Ended 8/31/09
Tax-exempt income	$4,956,787	$3,385,072	$10,156,494	$3,483,707	$894,982
Ordinary income	—	—	12,530	—	—
Total	$4,956,787	$3,385,072	$10,169,024	$3,483,707	$894,982

Notes to financial statements
Delaware multiple state tax-free funds

5. Components of Net Assets on a Tax Basis

As of August 31, 2010, the components of net assets on a tax basis were as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Shares of beneficial
interest	$111,486,795	$87,796,897	$243,576,419	$132,577,310	$48,369,674
Undistributed
long-term
capital gains	—	—	—	200	—
Distributions
payable	(110,017)	(89,889)	(246,421)	(116,278)	(42,305)
Undistributed
tax-exempt
income	136,213	108,652	246,421	105,059	41,654
Post-October
losses	—	(499,093)	—	—	(19,786)
Capital loss
carryforwards	(32,820)	(10,217)	(2,998,984)	—	(23,182)
Unrealized
appreciation of
investments	7,646,301	4,375,233	13,551,737	9,761,309	3,588,259
Net assets	$119,126,472	$91,681,583	$254,129,172	$142,327,600	$51,914,314

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of distribution payables and tax treatment of market discount on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through August 31, 2010 that, in accordance with federal income tax regulations, the identified Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2010, the Funds recorded the following reclassifications:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Undistributed
(distributions in excess of)
net investment income	$(19,269)	$(2,954)	$(15,879)	$11,932	$(8,111)
Accumulated net realized
gain (loss)	19,269	2,954	15,879	(11,932)	8,111

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2010, the Funds utilized capital loss carryforwards as follows:

Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund
$1,415,651	$217,477	$2,102,969	$89,623

Capital loss carryforwards remaining at August 31, 2010 will expire as follows:

	Delaware	Delaware	Delaware	Delaware
Year of	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Expiration	Arizona Fund	California Fund	Colorado Fund	New York Fund
2012	$32,820	$—	$693,591	$—
2013	—	—	57,695	—
2014	—	—	2,203,520	—
2016	—	10,217	44,178	14,929
2018	—	—	—	8,253
Total	$32,820	$10,217	$2,998,984	$23,182

Notes to financial statements
Delaware multiple state tax-free funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free		Delaware Tax-Free		Delaware Tax-Free
	Arizona Fund		California Fund		Colorado Fund
	Year Ended		Year Ended		Year Ended
	8/31/10	8/31/09	8/31/10	8/31/09	8/31/10	8/31/09
Shares sold:
Class A	515,840	756,808	1,434,211	825,013	1,455,185	1,387,638
Class B	6	1,968	12,712	9,030	—	1,049
Class C	109,633	102,547	298,932	208,816	370,563	281,038

Shares issued upon reinvestment of dividends and distributions:
Class A	187,152	207,965	152,556	152,565	566,146	595,084
Class B	6,483	12,138	9,449	13,524	3,385	4,925
Class C	13,172	13,735	32,069	35,227	31,073	24,239
	832,286	1,095,161	1,939,929	1,244,175	2,426,352	2,293,973

Shares repurchased:
Class A	(1,748,428)	(1,879,717)	(1,038,915)	(1,444,076)	(2,288,864)	(2,677,810)
Class B	(344,965)	(307,293)	(204,969)	(167,397)	(130,484)	(124,079)
Class C	(97,006)	(267,390)	(262,607)	(358,482)	(145,599)	(141,654)
	(2,190,399)	(2,454,400)	(1,506,491)	(1,969,955)	(2,564,947)	(2,943,543)
Net increase
(decrease)	(1,358,113)	(1,359,239)	433,438	(725,780)	(138,595)	(649,570)

	Delaware Tax-Free		Delaware Tax-Free
	Idaho Fund		New York Fund
	Year Ended		Year Ended
	8/31/10	8/31/09	8/31/10	8/31/09
Shares sold:
Class A	1,582,213	1,615,020	1,519,766	1,035,723
Class B	853	5,765	880	4,787
Class C	1,457,021	758,087	830,745	396,933

Shares issued upon reinvestment of dividends and distributions:
Class A	206,666	171,510	66,469	40,258
Class B	5,292	8,957	1,486	2,303
Class C	48,259	22,570	18,395	6,249
	3,300,304	2,581,909	2,437,741	1,486,253

Shares repurchased:
Class A	(709,358)	(679,777)	(383,035)	(385,163)
Class B	(96,566)	(177,717)	(33,835)	(60,185)
Class C	(237,236)	(131,937)	(180,662)	(60,407)
	(1,043,160)	(989,431)	(597,532)	(505,755)
Net increase	2,257,144	1,592,478	1,840,209	980,498

For the years ended August 31, 2010 and 2009, the following shares and values were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables on page 123 and the statements of changes in net assets.

	Year Ended			Year Ended
	8/31/10			8/31/09
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware Tax-Free
Arizona Fund	202,963	203,104	$2,307,336	126,754	126,825	$1,338,820
Delaware Tax-Free
California Fund	118,852	119,295	1,315,929	92,283	92,659	913,283
Delaware Tax-Free
Colorado Fund	80,300	80,348	875,705	28,997	29,016	288,928
Delaware Tax-Free
Idaho Fund	67,072	66,958	786,291	58,929	58,820	644,988
Delaware Tax-Free
New York Fund	24,033	23,966	257,369	33,488	33,413	327,019

7. Line of Credit

The Funds, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participate in a $35,000,000 revolving line of credit with The Bank of New York Mellon to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The agreement expires on November 16, 2010. The Funds had no amounts outstanding as of August 31, 2010 or at any time during the year then ended.

Notes to financial statements
Delaware multiple state tax-free funds

8. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. At August 31, 2010, the percentages of each Fund’s net assets insured by bond insurers are listed below and these securities have been identified in the statements of net assets.

Delaware	Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
37.67%	18.94%	25.23%	29.40%	10.59%

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service Inc., Standard & Poor’s Rating Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. As of August 31, 2010, Rule 144A and illiquid securities have been identified on the statements of net assets.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined no material events or transactions occurred subsequent to August 31, 2010 that would require recognition or disclosure in the Funds’ financial statements.

11. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2010, each Fund designates distributions paid during the year as follows:

	(A)
	Ordinary	(B)
	Income	Tax-Exempt	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
Delaware Tax-Free Arizona Fund	2.32%	97.68%	100.00%
Delaware Tax-Free California Fund	2.79%	97.21%	100.00%
Delaware Tax-Free Colorado Fund	1.75%	98.25%	100.00%
Delaware Tax-Free Idaho Fund	4.27%	95.73%	100.00%
Delaware Tax-Free New York Fund	1.22%	98.78%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Report of independent
registered public accounting firm

To the Board of Trustees of Voyageur Insured Funds, Voyageur Mutual Funds and Voyageur Mutual Funds II and the Shareholders of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund and Delaware Tax-Free Colorado Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Tax-Free Arizona Fund (constituting Voyageur Insured Funds), Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund (three of the series constituting Voyageur Mutual Funds) and Delaware Tax-Free Colorado Fund (constituting Voyageur Mutual Funds II) (hereafter collectively referred to as the “Funds”) at August 31, 2010, and the results of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended August 31, 2009 and the financial highlights for each of the four years in the period ended August 31, 2009 were audited by other independent accountants whose report dated October 19, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2010

Other Fund information
(Unaudited)
Delaware multiple state tax-free funds

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (“E&Y”) has resigned as the independent registered public accounting firm for Voyageur Mutual Funds, Voyageur Mutual Funds II, and Voyageur Insured Funds (the “ Trusts”) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Trusts, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for the Funds for the fiscal year ending Aug. 31, 2010. During the fiscal years ended Aug. 31, 2009 and 2008, E&Y’s audit reports on the financial statements of the Funds did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Funds and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Funds nor anyone on their behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Funds’ financial statements.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	81	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.2		Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007 – 2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	81	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)

Investment Manager		Chairman of Investment
Morgan Stanley & Co.		Committee
(January 1984–March 2004)		Pennsylvania Academy of
Fine Arts

Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society

President	81	Director
Drexel University		Community Health Systems
(August 2010–Present)
Director — Ecore
President		International
Franklin & Marshall College		(2009-2010)
(July 2002–July 2010)
Director — Allied
Executive Vice President		Barton Securities Holdings
University of Pennsylvania		(2005 to 2008)
(April 1995–June 2002)

Founder and	81	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	81	None
Assurant, Inc. (Insurance)
(2002–2004)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 19973
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	81	Director and Audit
ARL Associates		Committee Chair –
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001 – 2009)

Director and Audit
Committee Chairperson –
Andy Warhol Foundation
(1999 – 2007)

President and	81	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.
(1987 – 2010)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
2005 Market Street
Philadelphia, PA 19103
February 1936

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Director
Banner Health
(1996 to 2007)

Vice President and Treasurer	81	Director
(January 2006–Present)		Okabena Company
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	81	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder		Director
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)		(2003 to 2008)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	81	None4
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	81	None4
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	81	None4
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	81	None4
various executive capacities
at different times at
Delaware Investments.

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization
Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund and the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s Web site at www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on each Fund’s Web site at www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     John A. Fry
     Thomas F. Madison
     Janet L. Yeomans
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $19,400 for the fiscal year ended August 31, 2010.

_______________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $19,600 for the fiscal year ended August 31, 2009.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $84,000 for the registrant’s fiscal year ended August 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: audit procedures performed on Delaware Investments for its consolidation into Macquarie’s financial statements as of March 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended August 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $3,550 for the fiscal year ended August 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $6,450 for the fiscal year ended August 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2009.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2010.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2009.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $0 and $206,164 for the registrant’s fiscal years ended August 31, 2010 and August 31, 2009, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: VOYAGEUR MUTUAL FUNDS II

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 3, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 3, 2010

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 3, 2010